                                                                   EXHIBIT 10.12


================================================================================



                                  $400,000,000

                                CREDIT AGREEMENT

                         Dated as of November __, 1997

                                     Among

                            ELECTRIC LIGHTWAVE, INC.
                                  as Borrower

                           CITIZENS UTILITIES COMPANY
                              as Parent Guarantor

                                      and

                            THE LENDERS NAMED HEREIN
                                   as Lenders

                                      and

                                 CITIBANK, N.A.
                            as Administrative Agent



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

                       T A B L E   O F   C O N T E N T S
                       - - - - -   - -   - - - - - - - -

Section                                                                    Page
-------                                                                    ----

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.  Certain Defined Terms........................................  1
SECTION 1.02.  Computation of Time Periods.................................. 14
SECTION 1.03.  Accounting Terms............................................. 14

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01.  The A Advances............................................... 14
SECTION 2.02.  Making the A Advances........................................ 15
SECTION 2.03.  The B Advances............................................... 16
SECTION 2.04.  Certain Fees................................................. 21
SECTION 2.05.  Changes in and Extensions of the
                       Commitments.......................................... 21
SECTION 2.06.  Repayment of A Advances...................................... 23
SECTION 2.07.  Interest..................................................... 23
SECTION 2.08.  Additional Interest on Eurodollar Rate
                       Advances............................................. 24
SECTION 2.09.  Interest Rate Determinations; Changes in
                       Rating Systems....................................... 25
SECTION 2.10.  Voluntary Conversion and Continuation of
                       A Advances........................................... 27
SECTION 2.11.  Prepayments of A Advances.................................... 28
SECTION 2.12.  Increased Costs.............................................. 28
SECTION 2.13.  Illegality................................................... 29
SECTION 2.14.  Payments and Computations.................................... 30
SECTION 2.15.  Taxes........................................................ 32
SECTION 2.16.  Sharing of Payments, Etc..................................... 34
SECTION 2.17.  Replacement of Lenders....................................... 35

                                  ARTICLE III
                             CONDITIONS OF LENDING

SECTION 3.01.  All Borrowings............................................... 36
SECTION 3.02.  First Borrowing.............................................. 36

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Organization; Powers; Governmental
                       Approvals............................................ 38
SECTION 4.02.  Financial Statements.  ...................................... 38
SECTION 4.03.  No Material Adverse Change................................... 39
SECTION 4.04.  Title to Properties; Possession Under
                       Leases............................................... 39

                                      (i)

Section                                                                    Page
-------                                                                    ----

SECTION 4.05.  Ownership of Subsidiaries.................................... 40
SECTION 4.06.  Litigation; Compliance with Laws............................. 40
SECTION 4.07.  Agreements................................................... 40
SECTION 4.08.  Federal Reserve Regulations.................................. 40
SECTION 4.09.  Investment Company Act; Public Utility
                       Holding Company Act.................................. 40
SECTION 4.10.  Use of Proceeds.............................................. 41
SECTION 4.11.  Tax Returns.................................................. 41
SECTION 4.12.  No Material Misstatements.................................... 41
SECTION 4.13.  Employee Benefit Plans....................................... 41
SECTION 4.14.  Insurance.................................................... 42

                                   ARTICLE V
                             AFFIRMATIVE COVENANTS

SECTION 5.01.  Existence, Businesses and Properties......................... 42
SECTION 5.02.  Financial Statements, Reports, etc........................... 43
SECTION 5.03.  Litigation and other Notices................................. 44
SECTION 5.04.  Maintaining Records.......................................... 45
SECTION 5.05.  Use of Proceeds.............................................. 45

                                  ARTICLE VI
                              NEGATIVE COVENANTS

SECTION 6.01.  Liens........................................................ 46
SECTION 6.02.  Ownership of the Principal Subsidiaries...................... 46
SECTION 6.03.  Asset Sales.................................................. 46
SECTION 6.04.  Mergers...................................................... 47
SECTION 6.05.  Restrictions on Dividends.................................... 47
SECTION 6.06.  Transactions with Affiliates................................. 48
SECTION 6.07.  Minimum Consolidated Net Worth............................... 48

                                  ARTICLE VII
                               EVENTS OF DEFAULT

                                 ARTICLE VIII

                           THE ADMINISTRATIVE AGENT

SECTION 8.01.  Authorization and Action..................................... 51
SECTION 8.02.  Administrative Agent's Reliance, Etc......................... 52
SECTION 8.03.  Citibank and Affiliates...................................... 52
SECTION 8.04.  Lender Credit Decision....................................... 53
SECTION 8.05.  Indemnification.............................................. 53
SECTION 8.06.  Successor Administrative Agent............................... 53

                                      (ii)

Section                                                                    Page
-------                                                                    ----

                                  ARTICLE IX

                                 MISCELLANEOUS
SECTION 9.01.  Amendments, Etc.............................................. 54
SECTION 9.02.  Notices, Etc................................................. 55
SECTION 9.03.  No Waiver; Remedies.......................................... 55
SECTION 9.04.  Costs, Expenses and Indemnification.......................... 56
SECTION 9.05.  Right of Set-off............................................. 57
SECTION 9.06.  Binding Effect............................................... 58
SECTION 9.07.  Assignments, Designations and
                       Participations....................................... 58
SECTION 9.08.  Governing Law; Submission to
                       Jurisdiction......................................... 63
SECTION 9.09.  Severability................................................. 63
SECTION 9.10.  Execution in Counterparts.................................... 63
SECTION 9.11.  Survival..................................................... 63
SECTION 9.12.  Waiver of Jury Trial......................................... 64
SECTION 9.13.  Substitution of Lender....................................... 64
SECTION 9.14.  Confidentiality.............................................. 65

                                   ARTICLE X

                                   GUARANTEE

SECTION 10.01  The Guarantee................................................ 65
SECTION 10.02  Obligations Unconditional.................................... 66
SECTION 10.03  Reinstatement................................................ 67
SECTION 10.04  Subrogation.................................................. 67
SECTION 10.05  Remedies..................................................... 67
SECTION 10.07  Continuing Guarantee......................................... 68
SECTION 10.08  General Limitation on Guarantee
                       Obligations.......................................... 68
SECTION 10.09  Effectiveness of Guarantee................................... 68

                                  ARTICLE XI

               SUBORDINATION OF CERTAIN INTERCOMPANY OBLIGATIONS

SECTION 11.01.  Certain Definitions
SECTION 11.02  Subordination of Subordinated
                       Obligations.......................................... 69
SECTION 11.03  Payment of Proceeds Upon Dissolution......................... 69
SECTION 11.04  No Prepayment................................................ 71
SECTION 11.05  Subrogation.................................................. 72
SECTION 11.06  Provisions Solely to Define Relative
                       Rights............................................... 72
SECTION 11.07  No Waiver of Subordination Provisions........................ 72
SECTION 11.08  Termination.................................................. 73

                                     (iii)

                                   EXHIBITS
                                   --------

Exhibit A-1  - Form of A Note
Exhibit A-2  - Form of B Note
Exhibit B-1  - Form of Notice of A Borrowing
Exhibit B-2  - Form of Notice of B Borrowing
Exhibit C    - Form of Assignment and Acceptance
Exhibit D    - Form of Designation Agreement
Exhibit E    - Form of Opinion of Assistant General
                       Counsel of the Borrower
Exhibit F    - Form of Opinion of Special New York
                       Counsel to the Administrative Agent

                                      (iv)

          CREDIT AGREEMENT, dated as of November __, 1997, among ELECTRIC LIGHTWAVE, INC., a Delaware corporation (the "Borrower"), CITIZENS UTILITIES
                                              --------
COMPANY, a Delaware corporation (the "Parent Guarantor"), the subsidiaries of
                                      ----------------
the Parent Guarantor (the "Subsidiary Guarantors" and, together with the Parent
                           ---------------------
Guarantor, the "Guarantors") listed on the signature pages hereof under the
                ----------
caption the "SUBSIDIARY GUARANTORS", the banks (the "Banks") listed on the
                                                     -----
signature pages hereof under the caption "BANKS", and CITIBANK, N.A., a national banking corporation, as administrative agent (in such capacity, the

"Administrative Agent").
---------------------

          The Borrower and the Parent Guarantor have requested the Banks to extend credit to the Borrower in order to enable the Borrower to borrow on a revolving credit basis, on and after the date hereof and at any time and from time to time prior to the Commitment Termination Date (as hereinafter defined) a principal amount not in excess of $400,000,000 at any time outstanding. The Borrower and the Parent Guarantor have also requested the Banks to provide a procedure pursuant to which the Borrower may invite the Banks to bid on an uncommitted basis on short-term borrowings by the Borrower. The proceeds of such borrowings are to be used to repay certain intercompany indebtedness owing to the Parent Guarantor, to provide working capital and for other general corporate purposes of the Borrower. The Subsidiary Guarantors have agreed to guarantee the Borrower's obligations hereunder until such time as the Parent Guarantor receives regulatory approval to guarantee such obligations, at which time the obligations of the Parent Guarantor hereunder shall become effective and the Subsidiary Guarantors' obligations hereunder shall terminate. The Banks are willing to extend such credit to the Borrower on the terms and subject to the conditions herein set forth.

          Accordingly, the parties hereto hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "A Advance" means an advance by a Lender to the Borrower as part of an
           ---------
     A Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of A Advance.
                               ----


                               Credit Agreement
                               ----------------

          "A Borrowing" means (a) a borrowing consisting of simultaneous A
           -----------
     Advances of the same Type having the same Interest Period and (b) other than for purposes of Sections 2.02 and 3.02, (i) the simultaneous Conversion of A Advances of one Type to A Advances of the other Type (having, in the case of Conversions into Eurodollar Rate Advances, the same Interest Period) and (ii) the simultaneous Continuation of Eurodollar Rate Advances as Eurodollar Rate Advances having the same Interest Period.

          "A Note" means a promissory note of the Borrower payable to the order
           ------
     of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the A Advances made by such Lender.

          "Advance" means an A Advance or a B Advance.
           -------

          "Administrative Fees" has the meaning assigned to such term in Section
           -------------------
     2.04(b).

          "Administrative Questionnaire" means an administrative questionnaire
           ----------------------------
     furnished by each Bank to the Administrative Agent in connection with the execution and delivery of this Agreement.

          "Affiliate" means, when used with respect to a specified person,
           ---------
     another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled or is under common Control with the person specified.

          "Applicable Facility Fee Rate" means:
           ----------------------------

          (i) 5 basis points per annum at such times as (A) the Senior Debt of the Parent Guarantor shall be rated at least Aa3 by Moody's or at least AA-by S&P, or (B) the Parent Guarantor's outstanding commercial paper shall be rated at least P1 by Moody's and at least A1 by S&P;

         (ii) 8 basis points per annum at such time as (A) the Senior Debt of the Parent Guarantor shall be rated less than Aa3 by Moody's and less than AA- by S&P but at least Baa3 by Moody's and at least BBB- by S&P, and (B) the Parent Guarantor's outstanding commercial paper shall be rated P2 by Moody's or A2 by S&P; and

          (iii)  22.5 basis points per annum at all other times.


                               Credit Agreement
                               ----------------

     Any change in the Applicable Facility Fee Rate shall be effective on the date on which the applicable rating agency announces the applicable change in rating.


          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
     Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a B Advance, the office of such Lender notified by such Lender to the Administrative Agent as its Applicable Lending Office with respect to such B Advance.

          "Applicable Margin" means:
           -----------------

          (i) 13 basis points per annum with respect to Eurodollar Rate Advances at such times as (A) the Senior Debt of the Parent Guarantor shall be rated at least Aa3 by Moody's or at least AA- by S&P, or (B) the Parent Guarantor's outstanding commercial paper shall be rated at least Pl by Moody's and at least Al by S&P;

         (ii) 17 basis points per annum with respect to Eurodollar Rate Advances at such times as (A) the Senior Debt of the Parent Guarantor shall be rated less than Aa3 by Moody's and less than AA- by S&P but shall be rated at least Baa3 by Moody's and at least BBB- by S&P, and (B) the Parent Guarantor's outstanding commercial paper shall be rated P2 by Moody's or A2 by S&P; and

        (iii) 52.5 basis points per annum with respect to Eurodollar Rate Advances at all other times.

     Any change in the Applicable Margin shall be effective on the date on which the applicable rating agency announces the applicable change in rating.

          "Approval Date" means the date on which the Parent Guarantor delivers
           -------------
     to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that the Parent Guarantor has received the FERC Approval and the VPSB Approval.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
     into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

          "B Advance" means an advance by a Lender to the Borrower as part of a
           ---------
     B Borrowing resulting from the auction bidding procedure described in
     Section 2.03.


                               Credit Agreement
                               ----------------

           "B Borrowing" means a borrowing consisting of simultaneous B Advances
            -----------
from each of the Lenders whose offer to make one or more B Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.03.

          "B Note" means a promissory note of the Borrower payable to the order
           ------
     of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from a B Advance made by such Lender.

          "B Reduction" has the meaning specified in Section 2.01.
           -----------

          "Base Rate" means, for any period, a fluctuating interest rate per
           ---------
     annum in effect from time to time which rate per annum shall at all times be equal to the higher of:

               (a) the rate of interest announced publicly by Citibank in New York, New York from time to time as Citibank's base rate; and

               (b) 1/2 of one percent per annum above the Federal Funds Rate for such period.

          "Base Rate Advance" means an A Advance which bears interest as
           -----------------
     provided in Section 2.07(a)(i) or 2.07(b)(i)(x).

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
     the United States.

          "Borrowing" means an A Borrowing or a B Borrowing.
           ---------

          "Business Day" means a day of the year on which banks are not required
           ------------
     or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advance, on which dealings are carried on in the London interbank market.

          "Capital Lease Obligations" of any person means the obligations of
           -------------------------
     such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.


                               Credit Agreement
                               ----------------

          A "Change in Control" shall be deemed to have occurred if (a) any
             -----------------
     person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) shall own directly or indirectly, beneficially or of record, shares representing more than 49% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent Guarantor; or (b) a majority of the seats (other than vacant seats) on the board of directors of the Parent Guarantor shall at any time have been occupied by persons who were neither
     (i) nominated by the management of the Parent Guarantor nor (ii) appointed by directors so nominated; or (c) any person or group shall otherwise directly or indirectly Control the Parent Guarantor.

          "Closing Date" means the date of the first Borrowing hereunder or such
           ------------
earlier date as the parties may agree.

          "Code" means the Internal Revenue Code of 1986, as the same may be
           ----
     amended from time to time.

          "Commitment" has the meaning specified in Section 2.01.
           ----------

          "Commitment Termination Date" means the fifth anniversary of the date
           ---------------------------
     hereof or such later date to which the Commitment Termination Date is extended pursuant to Section 2.05(c), provided in each case that if such
                                           --------
     date is not a Business Day, then the Commitment Termination Date shall be the immediately preceding Business Day.

          "Consolidated Net Worth" means, as at any date of determination, the
           ----------------------
     consolidated stockholders' equity of the Parent Guarantor and its consolidated Subsidiaries, as determined on a consolidated basis in conformity with GAAP consistently applied.

          "Consolidated Tangible Assets" of any person means total assets of
           ----------------------------
     such person and its consolidated Subsidiaries, determined on a consolidated basis, less goodwill, patents, trademarks and other assets classified as intangible assets in accordance with GAAP.

          "Continuation", "Continue" and "Continued" each refers to a
           ------------    --------       ---------
     continuation of Eurodollar Rate Advances from one Interest Period to the next Interest Period pursuant to Section 2.10.

          "Control" means the possession, directly or indirectly, of the power
           -------
     to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise,


                               Credit Agreement
                               ----------------
     and "Controlling" and "Controlled" shall have meanings correlative thereto.

          "Convert", "Conversion" and "Converted" each refers to a conversion of
           -------    ----------       ---------
     Advances of one Type into Advances of the other Type pursuant to Section
     2.09 or 2.10.

          "Default" means any event or condition which upon notice, lapse of
           -------
     time, or both would constitute an Event of Default.

          "Designated Bidder" means (a) an Eligible Assignee or (b) a special
           -----------------
     purpose corporation which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least P-1 by Moody's or A-1 by S&P (or a comparable rating from a successor of either of them), that, in either case, (i) is organized under the laws of the United States or any State thereof, (ii) shall have become a party hereto pursuant to Section 9.07(d), (e) and (f), and (iii) is not otherwise a Lender.

          "Designation Agreement" means a designation agreement entered into by
           ---------------------
     a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Administrative Agent, in substantially the form of Exhibit D hereto.

          "Domestic Lending Office" means, with respect to any Lender, the
           -----------------------
     office of such Lender specified as its "Domestic Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Effective Date" means the earliest date as of which the conditions
           --------------
     precedent to effectiveness set forth in Section 3.01 shall have been satisfied or waived.

          "Eligible Assignee" means:
           -----------------

          (a) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $100,000,000;

          (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $100,000,000;


                               Credit Agreement
                               ----------------

          (c) a commercial bank organized under the laws of any other country which is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $100,000,000, provided that such bank is acting through a branch or agency located in the
     --------
     United States;

          (d)  the central bank of any country which is a member of the OECD;

          (e) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of $100,000,000;

          (f)  a Lender; and

          (g)  an Affiliate of a Lender;

     provided that neither the Borrower nor any Affiliate of the Borrower shall
     --------
     qualify as an Eligible Assignee.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     the same may be amended from time to time, and the regulations promulgated and the rulings issued thereunder.

          "ERISA Affiliate" means each trade or business (whether or not
           ---------------
     incorporated) which together with the Parent Guarantor or a Subsidiary of the Parent Guarantor would be deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA.

          "ERISA Termination Event" means (i) a "Reportable Event" described in
           -----------------------
     Section 4043 of ERISA (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Parent Guarantor or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceeding to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.


                               Credit Agreement
                               ----------------

          "Eurocurrency Liabilities" has the meaning assigned to that term in
           ------------------------
     Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the
           -------------------------
     office of such Lender specified as its "Eurodollar Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate" means, with respect to any Eurodollar Rate Advance
           ---------------
     for any Interest Period, the rate (rounded upward to the nearest 1/16 of 1%) appearing on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Rate" with respect to such Eurodollar Rate Advance for such
     ----------------
     Interest Period shall be the average (rounded upward to the nearest 1/16 of 1%) of the rates at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London offices of the Reference Banks in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Eurodollar Rate Advance" means an A Advance which bears interest as
           -----------------------
     provided in Section 2.07(a)(ii) or 2.07(b)(i)(y).

          "Eurodollar Rate Reserve Percentage" of any Lender for any Interest
           ----------------------------------
     Period for any Eurodollar Rate Advance means the effective rate (expressed as a percentage) at which reserve requirements (including, without limitation, emergency, supplemental and other marginal reserve requirements) are imposed on such Lender during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for


                               Credit Agreement
                               ----------------
     those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
     VII.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
     from time to time.

          "Excluded Period" means, with respect to any additional amount payable
           ---------------
     under Section 2.12, the period falling prior to the applicable Lender's delivery of a certificate referenced in Section 2.12(a) or 2.12(b), as applicable, with respect to such additional amount.

          "Facility Fee" has the meaning assigned to such term in Section
           ------------
     2.04(a).

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fees" means the Facility Fee and the Administrative Fees.
           ----

          "FERC Approval" means the approval by the Federal Energy Regulatory
           -------------
     Commission required for the obligations of the Parent Guarantor's obligations under Article X to be effective.

          "Financial Officer" of any corporation shall mean the President, Chief
           -----------------
     Financial Officer, Chief Executive Officer or Treasurer of such corporation.

          "First Mortgage Bond Indentures" means (i) the First Mortgage and
           ------------------------------
     Collateral Trust Indenture, dated as of March 1, 1947, from the Parent Guarantor to The Marine Midland


                               Credit Agreement
                               ----------------

     Trust Company of New York, as Trustee, [and (ii) the Mortgage and Deed of Trust Indenture, dated as of June 1, 1962, from the Parent Guarantor to Manufacturers Hanover Trust Company, as Trustee,] as the same have been and may from time to time be amended or supplemented and in effect.

          "GAAP" means generally accepted accounting principles, applied on a
           ----
     consistent basis.

          "Governmental Approval" means any authorization, consent, approval,
           ---------------------
     license, franchise, lease, ruling, tariff, rate, permit, certificate, exemption of, or filing or registration with, any Governmental Authority required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Notes.

          "Governmental Authority" means any Federal, state, local or foreign
           ----------------------
     court or governmental agency, authority, instrumentality or regulatory body.

          "Indebtedness" of any person means, without duplication, (a) all
           ------------
     obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed,
     (g) all Capital Lease Obligations of such person, (h) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements, (i) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances and (j) any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or


                               Credit Agreement
                               ----------------
     services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Indebtedness shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

          "Interest Period" means, with respect to any Eurodollar Rate Advance,
           ---------------
     the period beginning on the date such Eurodollar Rate Advance is made or Continued, or Converted from a Base Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six or (with the consent of all of the Lenders) nine or twelve months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:
                                                       --------  -------

               (i) the Borrower may not select any Interest Period that ends after the Termination Date;

              (ii) each Interest Period that begins on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; and

             (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last
                        --------
          day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

          "Lenders" means the Banks listed on the signature pages hereof, each
           -------
     person that shall become a party hereto pursuant to Section 9.07(a), (b) and (c), and, except when used in reference to an A Advance, an A Borrowing, an A Note, a Commitment or a related term, each Designated Bidder.

          "Lien" means, with respect to any asset (a) any mortgage, deed of
           ----
     trust, lien, pledge, encumbrance, charge, or security interest in or on such asset, (b) the interest


                               Credit Agreement
                               ----------------
     of a vendor or a lessor under any conditional sale agreement, capital lease, or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call, or similar right of a third party with respect to such securities.

          "Loan Documents" shall mean this Agreement and the Notes.
           --------------

          "Majority Lenders" means at any time Lenders holding more than 50% of
           ----------------
     the then aggregate unpaid principal amount of the A Advances held by Lenders, or, if no such principal amount is then outstanding, Lenders having more than 50% of the Commitments.

          "Margin Regulations" means Regulations G, U and X of the Board.
           ------------------

          "Material Adverse Effect" means a materially adverse effect on the
           -----------------------
     business, assets, operations, condition, financial or otherwise, or results of operations of (i) prior to the Approval Date, the Obligors taken as a whole or (ii) on and after the Approval Date, the Parent Guarantor and the Subsidiaries taken as a whole.

          "Moody's" means Moody's Investors Service, Inc., or any successor
           -------
     thereto.

          "Note" means an A Note or a B Note.
           ----

          "Notice of A Borrowing" has the meaning specified in Section 2.02(a).
           ---------------------

          "Notice of B Borrowing" has the meaning specified in Section 2.03(a).
           ---------------------

          "Obligors" means the Borrower and the Guarantors.
           --------

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
     defined in ERISA.

          "person" means any natural person, corporation, business, trust, joint
           ------
     venture, association, company, partnership, or government, or any agency or political subdivision thereof.

          "Plan" means any pension plan (including a multiemployer plan) subject
           ----
     to the provisions of Title IV of


                               Credit Agreement
                               ----------------

     ERISA or Section 412 of the Code which is maintained for or to which contributions are made for employees of the Parent Guarantor or any ERISA Affiliate.

          "Principal Subsidiaries" means any Subsidiary of the Parent Guarantor
           ----------------------
     whose Consolidated Tangible Assets comprise in excess of 40% of the Consolidated Tangible Assets of the Parent Guarantor and its consolidated Subsidiaries as of the date hereof or at any time hereafter. In any event, the term "Principal Subsidiaries" includes (a) the Borrower and (b) prior to the Approval Date, the Subsidiary Guarantors.

          "Rating Agencies" means S&P, Moody's and, if either or both of the
           ---------------
     foregoing rating agencies shall not rate any long-term senior indebtedness of any Principal Subsidiary, a nationally-recognized securities rating agency or agencies selected by the Parent Guarantor and approved by the Lenders.

          "Reference Banks" means Citibank, ________ and ________.
           ---------------

          "Register" has the meaning specified in Section 9.07(g).
           --------

          "S&P" means Standard & Poor's Ratings Services or any successor
           ---
     thereto.

          "Senior Debt" means so long as any bonds issued pursuant to the First
           -----------
     Mortgage Bond Indentures shall be outstanding and rated by a Rating Agency, such bonds, and at all other times, the most senior, unsecured, non-credit enhanced, long-term Indebtedness of the Parent Guarantor then outstanding.

          "subsidiary" means, with respect to any person (herein referred to as
           ----------
     the "parent"), any corporation, partnership, association, or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled, or held, or (b) which is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Parent Guarantor.
           ----------

                               Credit Agreement
                               ----------------

          "Termination Date" means the Commitment Termination Date or the
           ----------------
     earlier date of termination in whole of the Commitments pursuant to Section 2.05(a) or Article VII.

          "VPSB Approval" means the approval by the Vermont Public Service Board
           -------------
     required for the obligations of the Parent Guarantor's obligations under
     Article X to be effective.

          SECTION 1.02.  Computation of Time Periods.  In this Agreement in the
                         ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          SECTION 1.03.  Accounting Terms.  Except as otherwise expressly
                         ----------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that, for purposes of determining compliance with any covenant set forth in Article V, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in preparing the Parent Guarantor's audited financial statements referred to in Section 4.02.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01.  The A Advances.
                         --------------

          (a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set opposite such Lender's name on the signature pages hereof or, if such Lender has entered into any Assignment and Acceptance, set forth for such Lender in the Register, as such amount may be reduced pursuant to Section 2.05(a) (such Lender's "Commitment"), provided that the aggregate amount of the Commitments of
          ----------    --------
the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be deemed applied to the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "B Reduction").
                                             -----------



                               Credit Agreement
                               ----------------

          (b) Each A Borrowing (i) shall (except as otherwise provided in Sections 2.09(f) and (g)) be in an aggregate amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall consist of A Advances of the same Type (and, if such Advances are Eurodollar Rate Advances, having the same Interest Period) made, Continued or Converted on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, the Borrower may from time to time borrow, prepay pursuant to Section 2.11(b) and reborrow under this Section 2.01.

          SECTION 2.02.  Making the A Advances.
                         ---------------------

          (a) Each A Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed A Borrowing (in the case of an A Borrowing consisting of Eurodollar Rate Advances) or given not later than 11:00 A.M. (New York City time) on the Business Day of the proposed A Borrowing (in the case of an A Borrowing consisting of Base Rate Advances), by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier, telex or cable. Each such notice of an A Borrowing (a "Notice of A Borrowing") shall be
                                               ---------------------
by telecopier, telex or cable, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such A Borrowing, (ii) Type of A Advances comprising such A Borrowing, (iii) aggregate amount of such A Borrowing, and (iv) in the case of an A Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such A Advance. Each Lender shall, before 1:00 P.M. (New York City time) on the date of such A Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.02, in same day funds, such Lender's ratable portion of such A Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address.

          (b) Anything in subsection (a) above to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances for any A Borrowing unless the aggregate principal amount of such is $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

          (c) Each Notice of A Borrowing shall be irrevocable and binding on the Borrower. In the case of any A Borrowing which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill, on or


                               Credit Agreement
                               ----------------
before the date specified in such Notice of A Borrowing, the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the A Advance to be made by such Lender as part of such A Borrowing. The Borrower shall pay amounts owing to any Lender pursuant to this
Section 2.02(c) within 30 days after receipt from such Lender of a certificate setting forth in reasonable detail the calculation of the amount such Lender is entitled to claim under this Section 2.02(c) (which certificate shall be conclusive and binding for all purposes, absent manifest error).

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any A Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such A Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to A Advances comprising such A Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's A Advance as part of such A Borrowing for purposes of this Agreement (and such A Advance shall be deemed to have been made by such Lender on the date on which such amount is so repaid to the Administrative Agent).

          (e) The failure of any Lender to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the A Advance to be made by such other Lender on the date of any A Borrowing.

                SECTION 2.03.  The B Advances.
                               --------------


                               Credit Agreement
                               ----------------

          (a) Each Lender severally agrees that the Borrower may request B Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the
                                                --------
making of each B Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders (computed without regard to any B Reduction). The following procedures shall apply:

          (i) The Borrower may request a B Borrowing under this Section 2.03 by delivering to the Administrative Agent, by telecopier, telex or cable, a notice of a B Borrowing (a "Notice of B Borrowing"), in substantially the
                                 ---------------------
     form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 30 days after the date of such B Borrowing or later than the Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing, not later than 10:00 A.M. (New York City time):

               (A) at least one Business Day prior to the date of the proposed B Borrowing, if the Borrower shall specify in the Notice of B Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (such Borrowing, a "Fixed Rate B
                                                             ------------
          Borrowing") and
          ---------

               (B) at least four Business Days prior to the date of the proposed B Borrowing, if the Borrower shall instead specify in the Notice of B Borrowing the basis to be used by the Lenders in determining the rates of interest to be offered by them (such Borrowing, a "Specified Basis B Borrowing").
                        ---------------------------

     Simultaneously with each such request, the Borrower shall pay to the Administrative Agent, for the Administrative Agent's account, a non-refundable fee in the amount heretofore agreed between the Borrower and the Administrative Agent. Promptly following the Administrative Agent's receipt of such request and the fee referred to in the preceding sentence, the Administrative Agent shall notify each Lender of such request for a B Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of B Borrowing.

         (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more


                               Credit Agreement
                               ----------------

     B Advances to the Borrower as part of such proposed B Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower), before 10:00 A.M. (New York City time) (A) on the date of such proposed B Borrowing (in the case of a Fixed Rate B Borrowing) and (B) three Business Days before the date of such proposed B Borrowing (in the case of a Specified Basis B Borrowing), of the minimum amount and maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such B Advance; provided
                                                                        --------
     that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:30 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Lender to give such notice
                --------
     shall not cause such Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

        (iii) The Borrower shall, in turn, (A) before 11:00 A.M. (New York City time) on the date of such proposed B Borrowing (in the case of a Fixed Rate B Borrowing) and (B) before 1:00 P.M. (New York City time) three Business Days before the date of such proposed B Borrowing (in the case of a Specified Basis B Borrowing), either:

               (x) cancel such B Borrowing by giving the Administrative Agent notice to that effect, or

               (y) in its sole discretion, (1) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above by giving notice to the Administrative Agent of the amount of each B Advance to be made by each Lender as part of such B Borrowing (provided that (I) the amount of each such B Advance shall be equal to
          ---------
          or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Lender for such B Advance pursuant to


                               Credit Agreement
                               ----------------
          paragraph (ii) above and (II) such offers, if accepted, must be accepted in ascending order of the rates of interest specified by the offering Lenders in their respective notices delivered pursuant to paragraph (ii) above (in each case beginning with the lowest rate so offered) and, if offers are made by two or more Lenders with the same rates of interest for a greater aggregate principal amount than the amount in respect of which offers are accepted, then the principal amount of B Advances in respect of which such offers are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in integral multiples of $1,000,000) in proportion to the aggregate maximum principal amount of such offers by such Lenders), and (2) reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect.

         (iv) If the Borrower notifies the Administrative Agent that such B Borrowing is canceled pursuant to paragraph (iii)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such B Borrowing shall not be made.

         (v) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Lender that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such Lender as part of such B Borrowing, and (C) each Lender that is to make a B Advance as part of such B Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in
     Article III. Each Lender that is to make a B Advance as part of such B Borrowing shall, before 12:00 noon (New York City time) on the date of such B Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.02 such Lender's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Administrative Agent of such funds, the


                               Credit Agreement
                               ----------------

     Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address. Promptly after each B Borrowing the Administrative Agent will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

          (b) On or before the date of (but prior to) such B Borrowing (in the case of a Specified Basis B Borrowing) or as promptly as practicable after the date of such B Borrowing (in the case of a Fixed Rate B Borrowing), the Borrower shall execute and deliver to the Administrative Agent a B Note payable to the order of each Lender participating in such Borrowing for each of the B Advances to be made by such Lender as part of such B Borrowing, in a principal amount equal to the principal amount of the B Advance to be evidenced thereby and otherwise on such terms as were agreed to for such B Advance in accordance with this Section 2.03. The indebtedness of the Borrower resulting from each B Advance made to the Borrower as part of a B Borrowing shall be evidenced by a separate B Note of the Borrower payable to the order of the Lender making such B Advance.

          (c) Each B Borrowing shall be in an aggregate amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof, but no B Borrowing shall be made if, following the making of such B Borrowing, the Borrower would not be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

          (d) Within the limits and on the conditions set forth in this Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay pursuant to subsection (e) below, and reborrow under this Section 2.03.

          (e) The Borrower shall repay to the Administrative Agent for the account of each Lender which has made a B Advance, or each other holder of a B Note, on the maturity date of each B Advance (such maturity date being that specified by the Borrower for repayment of such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above and provided in the B Note evidencing such B Advance), the then unpaid principal amount of such B Advance. The Borrower shall have no right to prepay any principal amount of any B Advance.

          (f) The Borrower shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the rate of interest for such B Advance specified by the Lender making such B Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the


                               Credit Agreement
                               ----------------

Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above, as provided in the B Note evidencing such B Advance.

          SECTION 2.04.  Certain Fees.
                         ------------

          (a)  Facility Fee.  The Borrower agrees to pay to the Administrative
               ------------
Agent for the account of each Lender (other than the Designated Bidders) a facility fee (the "Facility Fee") on the average daily amount (whether used or
                   ------------
unused) of such Lender's Commitment from the date on which the Borrower signs this Agreement (in the case of each Bank) and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender (in the case of each such Lender) until the Termination Date at a rate per annum equal to the Applicable Facility Fee Rate as in effect from time to time. Accrued Facility Fee shall be paid on the last Business Day of each March, June, September and December and on the Termination Date.

          (b)  Administrative Agent's Fee.  The Borrower acknowledges its
               --------------------------
agreement to pay to the Administrative Agent, for the Administrative Agent's own account, administrative fees (the "Administrative Fees") at the times and in the
                                   -------------------
amounts heretofore agreed between the Borrower and the Administrative Agent.

          SECTION 2.05.  Changes in and Extensions of the Commitments.
                         --------------------------------------------

          (a)  Commitment Reductions.  The Borrower shall have the right, upon
               ---------------------
at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that the aggregate amount of the
                            --------
Commitments of the Lenders shall not be reduced to an amount which is less than the aggregate principal amount of the Advances then outstanding, and provided
                                                                     --------
further that each partial reduction shall be in an aggregate amount of
-------
$10,000,000 or an integral multiple of $1,000,000 in excess thereof.

          (b) The Borrower shall have the right from time to time, without the consent of the Lenders, to effect an increase in the aggregate Commitments hereunder by adding as parties to this Agreement one or more other banks satisfactory to the Administrative Agent (each such added bank being herein called an "Additional Lender") and/or by allowing one or more Lenders to
           -----------------
increase their Commitments hereunder (so that such added and increased Commitments shall in the aggregate equal the aggregate amount of the increase in Commitments effected pursuant hereto). Notwithstanding the foregoing, no increase in the aggregate


                               Credit Agreement
                               ----------------

Commitments hereunder pursuant to this paragraph (b) shall be effective unless:

               (i) each Additional Lender shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Lender undertakes a Commitment and, upon the effectiveness of such agreement (the date of the effectiveness of any such agreement being hereinafter referred to as the "Increased
                                                              ---------
     Commitment Date"), such Additional Lender shall be a "Lender" for all
     ---------------
     purposes of this Agreement;

               (ii) the Borrower shall have given the Administrative Agent notice of such increase at least five Business Days prior to the relevant Increased Commitment Date;

               (iii) any increase in the Commitments hereunder, and any Commitment of an Additional Lender, shall be in a minimum amount of $25,000,000 or an integral multiple of $25,000,000 in excess thereof;

               (iv) no increase in the Commitments hereunder shall result in the aggregate amount of the Commitments exceeding $400,000,000;

               (v) no Lender's Commitment shall be increased without the prior express written consent of such Lender;

               (vi) on such Increased Commitment Date, either (i) no A Advances shall be outstanding hereunder and no Notice of A Borrowing shall be pending or (ii) any outstanding A Advances shall be converted to B Advances and no notice of borrowing of A Advances shall be pending;

               (vii) no Event of Default shall have occurred and be continuing on and as of the date of the notice referred to in clause (ii) above or on such Increased Commitment Date;

               (viii) no Lender may increase its Commitment hereunder unless all of the Lenders shall have been given the same opportunity to increase their Commitments, and the aggregate amount of the increase offered to all of the Lenders shall be allocated among them pro rata according to the respective increases that they have agreed to accept; and


                               Credit Agreement
                               ----------------

               (ix) there shall not have occurred any ratable reduction of the Commitments pursuant to Section 2.05(a) hereof on or prior to such Increased Commitment Date.

          (c)  Commitment Extensions.  The Borrower may, by notice to the
               ---------------------
Administrative Agent (which shall promptly notify the Lenders) not less than 60 days and not more than 180 days prior to each anniversary of the Effective Date, request that the Lenders (other than the Designated Bidders) extend the Commitment Termination Date for an additional one-year period from the Commitment Termination Date then in effect hereunder (the "Existing Commitment
                                                           -------------------
Termination Date").  Each such Lender, acting in its sole discretion, shall, by
----------------
notice to the Borrower and the Administrative Agent given no later than the date (herein, the "Consent Date") that is 20 days after the date of such extension
              ------------
request (or, if such date is not a Business Day, the next succeeding Business
Day), advise the Borrower and the Administrative Agent whether or not such Lender agrees to such extension; provided that each Lender that determines not
                                 --------
to extend the Commitment Termination Date (a "Non-Extending Lender") shall
                                              --------------------
notify the Administrative Agent (which shall notify the Lenders) of such fact promptly after such determination (but in any event no later than the Consent
Date) and any Lender that does not advise the Borrower on or before the Consent Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. If and only if each of the Lenders has advised the Borrower and the Administrative Agent of its agreement to extend the Commitment Termination Date as aforesaid on or prior to the Consent Date, then the Commitment Termination Date shall be extended automatically, without any other action by any person, to the date that is one year after the Existing Commitment Termination Date. The Administrative Agent will promptly notify the Borrower and the Lenders of each extension of the Commitment Termination Date pursuant to this Section 2.05(b).

          SECTION 2.06.  Repayment of A Advances.  The Borrower hereby promises
                         -----------------------
to pay to the Administrative Agent for account of each Lender the entire outstanding principal amount of such Lender's A Advances, and each A Advance shall mature, on the Termination Date.

          SECTION 2.07.  Interest.
                         --------

          (a)  Ordinary Interest.  The Borrower shall pay interest on the unpaid
               -----------------
principal amount of each A Advance made by each Lender, from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i)  Base Rate Advances.  If such A Advance is a Base Rate Advance, a
               ------------------
     rate per annum equal to the Base Rate in


                               Credit Agreement
                               ----------------
     effect from time to time, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the date such Base Rate Advance shall be Converted or paid in full.

         (ii)  Eurodollar Rate Advances.  If such A Advance is a Eurodollar Rate
               ------------------------
     Advance, a rate per annum for each Interest Period for such A Advance equal to the sum of the Eurodollar Rate for such Interest Period plus the
                                                                ----
     Applicable Margin for Eurodollar Rate Advances as in effect from time to time, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs three months after the first day of such Interest Period, and on the date such Eurodollar Rate Advance shall be Continued, Converted or paid in full.

          (b)  Default Interest.  The Borrower shall pay interest on the unpaid
               ----------------
principal amount of each A Advance and B Advance that is not paid when due (whether at stated maturity, by acceleration or otherwise), and on the unpaid amount of any interest, fee or other amount payable hereunder that is not paid when due, payable on demand, at a rate per annum during the period from the due date thereof to the date on which such amount is paid in full equal to:

          (i)  in the case of any amount of principal of such Advance:

               (x)  in the case of any Base Rate Advance, 2% plus the rate which
                                                             ----
          would otherwise be applicable to such Advance, and

               (y) in the case of any Eurodollar Rate Advance, for the balance of the then current Interest Period, 2% plus the rate which would
                                                  ----
          otherwise be applicable to such Advance for such Interest Period and, thereafter, 2% plus the Base Rate as in effect from time to time, and
                         ----

          (ii)  in the case of all other amounts, 2% plus the Base Rate as in
                                                     ----
     effect from time to time.

          SECTION 2.08.  Additional Interest on Eurodollar Rate Advances.  The
                         -----------------------------------------------
Borrower shall pay to each Lender, so long as such Lender shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or the equivalent), additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Lender, from the date of such Eurodollar Rate Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the


                               Credit Agreement
                               ----------------
remainder obtained by subtracting (i) the Eurodollar Rate for the then-current Interest Period for such Eurodollar Rate Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar
                                                            -----
Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Eurodollar Rate Advance. Any Lender wishing to require payment of such additional interest shall so notify the Borrower and the Administrative Agent and shall furnish to the Borrower at least five Business Days prior to each date on which interest is payable on the Eurodollar Rate Advances of such Lender a certificate (which certificate shall be conclusive and binding for all purposes, absent manifest error) setting forth the basis for such assertion and the amount to which such Lender is then entitled under this Section (which shall be consistent with such Lender's good faith estimate of the level at which the related reserves are being maintained by it).

          SECTION 2.09.  Interest Rate Determinations; Changes in Rating
                         -----------------------------------------------
Systems.
-------

          (a)  If the second sentence of the definition of "Eurodollar Rate" in
Section 1.01 is applicable, each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks (subject to clause (c) below).

          (b) The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for the purpose of Section 2.07 and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.07(a)(ii).

          (c)  If the second sentence of the definition of "Eurodollar Rate" in
Section 1.01 is applicable and fewer than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Interest Period for any Eurodollar Rate Advances,

          (i) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances for such Interest Period,



                               Credit Agreement
                               ----------------

         (ii) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

        (iii) the obligation of the Lenders to make or Continue, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          (d) If, with respect to any Eurodollar Rate Advances, the Majority Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon

          (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

         (ii) the obligation of the Lenders to make or Continue, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and such Lenders that the circumstances causing such suspension no longer exist.

          (e) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

          (f) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any A Borrowing shall be reduced, by prepayment or otherwise, to less than $5,000,000, such A Advances shall automatically Convert into Base Rate Advances.

          (g) Upon the occurrence and during the continuance of any Event of Default and upon notice from the Administrative Agent to the Borrower at the request of the Majority Lenders, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make or Continue, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.


                               Credit Agreement
                               ----------------

          (h) If the rating system of either Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent (on behalf of the Lenders) shall negotiate in good faith to amend the references to specific ratings in this Agreement to reflect such changed rating system or the non-availability of ratings from such rating agency (provided that any such
                                                 --------
amendment to such specific ratings shall in no event be effective without the approval of the Majority Lenders).

          SECTION 2.10.  Voluntary Conversion and Continuation of A Advances.
                         ---------------------------------------------------

          (a)  Optional Conversion.  The Borrower may on any Business Day, upon
               -------------------
notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.09 and 2.13, Convert all or any portion of the outstanding A Advances of one Type comprising part of the same A Borrowing into A Advances of the other Type; provided that (i) any
                                                    --------
Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b) and (ii) in the case of any such Conversion of a Eurodollar Rate Advance into a Base Rate Advance on a day other than the last day of an Interest Period therefor, the Borrower shall reimburse the Lenders in respect thereof pursuant to Section 9.04(c). Each such notice of a Conversion shall, within the restrictions specified above, specify (x) the date of such Conversion, (y) the A Advances to be Converted, and (z) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such A Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower.

          (b)  Continuations.  The Borrower may, on any Business Day, upon
               -------------
notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Continuation and subject to the provisions of Sections 2.09 and 2.13, Continue all or any portion of the outstanding Eurodollar Rate Advances comprising part of the same A Borrowing for one or more Interest Periods; provided that (i)
                                                          --------
Eurodollar Rate Advances so Continued and having the same Interest Period shall be in an amount not less than the minimum amount specified in Section 2.02(b) and (ii) in the case of any such Continuation on a day other than the last day of an Interest Period therefor, the Borrower shall reimburse the Lenders in respect thereof pursuant to Section 9.04(c). Each such notice of a Continuation shall, within the restrictions specified above, specify (x) the date of such Continuation, (y) the Eurodollar Rate Advances to be Continued and (y) the


                               Credit Agreement
                               ----------------
duration of the initial Interest Period (or Interest Periods) for the Eurodollar Rate Advances subject to such Continuation. Each notice of Continuation shall be irrevocable and binding on the Borrower.

          SECTION 2.11.  Prepayments of A Advances.
                         -------------------------

          (a) The Borrower shall have no right to prepay any principal amount of any A Advances other than as provided in subsection (b) below.

          (b) The Borrower may, upon at least one Business Day's notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same A Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that
                                                         --------  -------
(x) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or integral multiples of $1,000,000 in excess thereof and (y) in the case of any such prepayment of a Eurodollar Rate Advance on a day other than the last day of an Interest Period therefor, the Borrower shall reimburse the Lenders in respect thereof pursuant to Section 9.04(c).

          SECTION 2.12.  Increased Costs.
                         ---------------

          (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of (to the extent any such introduction or change occurs after the date hereof) any law or regulation or (ii) the compliance with any guideline or request of any central bank or other governmental authority adopted or made after the date hereof (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, the Borrower shall from time to time, within 30 days after delivery by such Lender to the Borrower (with a copy to the Administrative Agent) of a certificate as to the amount of (and specifying in reasonable detail the basis for) such increased cost, pay (subject to Section 2.12(c)) to the Administrative Agent for the account of such Lender the amount of the increased costs set forth in such certificate (which certificate shall be conclusive and binding for all purposes, absent manifest error); provided that, before making
                                                  --------
any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the


                               Credit Agreement
                               ----------------
amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

          (b) If any Lender (other than a Designated Bidder) determines that compliance with any law or regulation enacted or introduced after the date hereof or any guideline or request of any central bank or other governmental authority adopted or made after the date hereof (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, within 30 days after delivery by such Lender to the Borrower (with a copy to the Administrative Agent) of a certificate as to (and specifying in reasonable detail the basis for) the Additional Amounts (as hereinafter defined) requested by such Lender, the Borrower shall pay (subject to Section 2.12(c)) to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, the amount specified in such certificate (which certificate shall be conclusive and binding for all purposes, absent manifest error). For purposes hereof, the "Additional Amounts" that may be requested by
                                   ------------------
any Lender under this Section 2.12(b) means such amounts as such Lender shall reasonably determine to be sufficient to compensate such Lender or any corporation controlling such Lender for any costs that such Lender reasonably determines are attributable to the maintenance by such Lender (or such corporation) of capital in respect of its commitments to lend hereunder (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or such corporation) to a level below that which such Lender (or such corporation) could have achieved but for the enactment or introduction of such law or regulation or the adoption or making of such guideline or request).

          (c) The Borrower shall not be obligated to pay any additional amounts arising pursuant to clauses (a) and (b) of this Section 2.12 that are attributable to the Excluded Period with respect to such additional amount; provided, that if an applicable law, rule, regulation, guideline or request
--------
shall be adopted or made on any date and shall be applicable to the period (a "Retroactive Period") prior to the date on which such law, rule, regulation,
-------------------
guideline or request is adopted or made, the limitation on the Borrower's obligations to pay such additional amounts hereunder shall not apply to the additional amounts payable in respect of such Retroactive Period.

          SECTION 2.13.  Illegality.  (a) Notwithstanding any other provision
                         ----------
herein, if any change in any law or regulation or


                               Credit Agreement
                               ----------------
in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Rate Advance or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Rate Advance, then, by written notice to the Borrower and to the Administrative Agent, such Lender may:

            (i) declare that Eurodollar Rate Advances will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Rate Advance shall, as to such Lender only, be deemed a request for a Base Rate Advance (or for a Conversion thereto pursuant to Section 2.10(a)) unless such declaration shall be subsequently withdrawn; and

            (ii) require that all outstanding Eurodollar Rate Advances made by it be Converted to Base Rate Loans, in which event all such Eurodollar Rate Advances shall be automatically Converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Rate Advances that would have been made by such Lender or the Converted Eurodollar Rate Advances of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the Conversion of, such Eurodollar Rate Advances.

        (b) For purposes of this Section 2.13, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Rate Advance, if lawful on the last day of the Interest Period currently applicable to such Eurodollar Rate Advance; in all other cases such notice shall be effective on the date of receipt by the Borrower.

        SECTION 2.14.  Payments and Computations.
                       -------------------------

        (a) The Borrower shall make each payment hereunder and under the Notes without set-off or counterclaim not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at its address referred to in Section 9.02 in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or Facility Fees ratably (other than amounts payable pursuant to Section 2.03, 2.08, 2.12 or 2.15) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender


                               Credit Agreement
                               ----------------
for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

        (b) All computations of interest based on Citibank's base rate and of Facility Fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Administrative Agent, and all computations of interest pursuant to Section 2.08 shall be made by a Lender, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Facility Fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

        (c) Whenever any payment hereunder or under the Notes would be due on a day other than a Business Day, such due date shall be extended to the next succeeding Business Day, and any such extension of such due date shall in such case be included in the computation of payment of interest or Facility Fee, as the case may be; provided, however, if such extension would cause payment of
                 --------  -------
interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

        (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.


                               Credit Agreement
                               ----------------

        SECTION 2.15.  Taxes.
                       -----

        (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in
                                                                   ---------
the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower
                                                  -----
shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Each Lender represents and warrants that no Taxes will be incurred on the date hereof in connection with the execution and delivery of the Loan Documents.

        (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes"). Each Lender
                                                    -----------
represents and warrants that no Other Taxes will be incurred on the date hereof in connection with the execution and delivery of the Loan Documents.

        (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such Lender will use reasonable efforts to contest such a Tax or


                               Credit Agreement
                               ----------------

Other Tax that is, in its opinion, incorrectly asserted. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

        (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof.

        (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement (in the case of each Bank) and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender (in the case of each other Lender), and from time to time thereafter if requested in writing by the [Administrative Agent] (but only so long as such Lender remains lawfully able to do so), shall provide the [Administrative Agent] with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 2.15(a).

        (f) For any period with respect to which a Lender has failed to provide the [Administrative Agent] with the appropriate form described in Section 2.15(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection
(e) above), such Lender shall not be entitled to indemnification under Section 2.15(a) with respect to Taxes imposed by the United States; provided, however,
                                                            --------  -------
that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

        (g)  Any Lender claiming any additional amounts payable pursuant to this
Section 2.15 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office(s) if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts


                               Credit Agreement
                               ----------------
that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

        (h) If a Lender or the Administrative Agent (as the case may be) shall become aware that it is entitled to claim a Refund (as hereinafter defined) from a taxing authority, such Lender or the Administrative Agent shall promptly notify the Borrower of the availability of such Refund and shall, within 30 days after receipt of a written request by the Borrower, make a claim to such taxing authority for such Refund at the Borrower's expense if, in the judgment of such Lender or the Administrative Agent (as the case may be), the making such claim will not be otherwise disadvantageous to it; provided that nothing in this
                                             --------
Section 2.15(h) shall require any Lender or the Administrative Agent to institute any administrative, judicial or other proceeding (other than the filing of a claim for any such Refund) to obtain any such Refund. If a Lender or the Administrative Agent (as the case may be) receives a Refund from a taxing authority, it shall promptly pay to the Borrower the amount so received (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.15 with respect to the Taxes or Other Taxes giving rise to such Refund), net of all reasonable out-of-pocket expenses (including the net amount of taxes, if any, imposed on such Lender or the Administrative Agent with respect to such Refund) of such Lender or Administrative Agent, and without interest (other than interest paid by the relevant taxing authority with respect to such Refund); provided, however, that
                                                        --------  -------
the Borrower, upon the request of such Lender or the Administrative Agent, shall repay the amount paid over to the Borrower (plus penalties, interest and other charges) to such Lender or the Administrative Agent in the event such Lender or the Administrative Agent is required to repay such Refund to such taxing authority. Nothing contained in this Section 2.15 shall require any Lender or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary). For purposes of this Section 2.15(h), a "Refund" means a refund of Taxes or Other Taxes (other
                         ------
than any such refund in the form of a tax credit) for which a Lender or the Administrative Agent, as the case may be, has been indemnified by the Borrower (or with respect to which the Borrower has paid additional amounts) pursuant to this Section 2.15, provided that the entitlement to such refund arises solely
                   --------
from a manifest error in the amount of such Taxes or Other Taxes so paid.

        SECTION 2.16.  Sharing of Payments, Etc.  If any Lender shall obtain any
                       -------------------------
payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the A Advances made by it (other than pursuant to Section 2.08, 2.12 or 2.15) in excess of its ratable share of payments on


                               Credit Agreement
                               ----------------
account of the A Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the A Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that if all or any
                                          --------  -------
portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                                  ARTICLE III
                             CONDITIONS OF LENDING

     The obligations of the Lenders to make Advances hereunder are subject to the satisfaction of the following conditions:

        SECTION 3.01.  All Borrowings.  On the date of each Borrowing:

        (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.02 or 2.03, as applicable;

        (b) The representations and warranties set forth in Article IV shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

        (c) The Borrower shall be in compliance with all of the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of, and immediately after such Borrowing, no Event of Default or Default shall have occurred and be continuing; and

        (d) Each Lender that shall not have previously received an appropriate Note shall have received a duly executed B Note or A Note, as applicable, payable to its order.



                               Credit Agreement
                               ----------------

  Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) of this Section 3.01.

        SECTION 3.02.  First Borrowing.  On the Closing Date:

        (a) Each Lender shall have received a duly executed B Note and A Note;

        (b) The Administrative Agent shall have received a favorable written opinion of either the general counsel or the corporate secretary (provided that such corporate secretary is an attorney admitted to practice law, and is in good standing, in a jurisdiction within the United States of America) of the Parent Guarantor, dated the Closing Date and addressed to the Lenders, to the effect set forth in Exhibit E hereto, and the Parent Guarantor hereby instructs such counsel to deliver such opinion to the Administrative Agent;

        (c) The Administrative Agent shall have received a favorable written opinion of Milbank, Tweed, Hadley & McCloy, counsel to the Administrative Agent, to the effect set forth in Exhibit F hereto;

        (d) All legal matters incident to this Agreement and the borrowings hereunder shall be satisfactory to the Administrative Agent and the Lenders;

        (e) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Obligor, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Obligor as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Obligor dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Obligor as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Obligor authorizing the execution, delivery and performance of the Loan Documents to which it is a party and (in the case of the Borrower) the borrowings hereunder, and that such resolutions have not been modified, rescinded, or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Obligor have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and
     (D) as to the incumbency


                               Credit Agreement
                               ----------------
     and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Obligor;
     (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Administrative Agent or the Lenders may reasonably request;

        (f) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Parent Guarantor, confirming compliance with the conditions precedent set forth in paragraphs
     (b) and (c) of Section 3.01; and

        (g) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Closing Date.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     The Parent Guarantor represents and warrants to each of the Lenders that:

        SECTION 4.01.  Organization; Powers; Governmental Approvals.  (a) The
                       --------------------------------------------
Parent Guarantor and each Principal Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and
(iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a material adverse effect on the condition, financial condition or otherwise, results of operations, business, assets, operations, or prospects of the Parent Guarantor and its Subsidiaries taken as a whole. Each Obligor's execution, delivery and performance of this Agreement are within its corporate powers, have been duly authorized by all necessary action and do not violate or create a default under law, its constituent documents, or any contractual provision binding upon it. This Agreement and (in the case of the Borrower) the Notes constitute legal, valid and binding obligations of each Obligor enforceable against it in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and general principles of equity).


                               Credit Agreement
                               ----------------

        (b) All Governmental Approvals (other than, until the Approval Date, the FERC Approval and the VPSB Approval) have been duly obtained, are in full force and effect without having been amended or modified in any manner that may impair the ability of any Obligor to perform its obligations under this Agreement or the Notes, and are not the subject of any pending or overtly threatened appeal, stay or other challenge. No Interest Period requested with respect to any Borrowing extends beyond the latest date permitted for Borrowings by any Governmental Approval then in effect.

        SECTION 4.02.  Financial Statements.  The Parent Guarantor has furnished
                       --------------------
to the Lenders, for itself and its Principal Subsidiaries, their most recent filings with the Securities and Exchange Commission on Forms 10-K and 10-Q.
Such Forms 10-K and 10-Q, taken together with any subsequent filings by the Parent Guarantor and its Principal Subsidiaries with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, furnished to each Lender prior to the date hereof, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement therein, in light of the circumstances under which it was made, not misleading. Each of the financial statements in such Forms 10-K and 10-Q, and each such subsequent filing, has been, and each of the financial statements to be furnished pursuant to Section 5.02 will be, prepared in accordance with GAAP applied consistently with prior periods, except as therein noted, and fairly presents or will fairly present in all material respects the consolidated financial position of the Parent Guarantor or Principal Subsidiary, as the case may be, as of the date thereof and the results of the operations of the Parent Guarantor and the Subsidiaries or Principal Subsidiary, as the case may be, for the period then ended.

        SECTION 4.03.  No Material Adverse Change.  From the date of the Parent
                       --------------------------
Guarantor's most recent financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 furnished to the Lenders pursuant to Section 4.02 through the date of the initial Borrowing, and except as described in the Parent Guarantor's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 1997 and September 30, 1997 furnished to the Lenders pursuant to Section 4.02 prior to the date hereof, there has been no material adverse change in, and there has occurred no event or condition which is likely to result in a material adverse change in, the condition, financial or otherwise, results of operations, business, assets or operations of (i) prior to the Approval Date, the Obligors taken as a whole or (ii) on and after the Approval Date, the Parent Guarantor and the Subsidiaries taken as a whole.



                               Credit Agreement
                               ----------------

        SECTION 4.04.  Title to Properties; Possession Under Leases.  (a) To the
                       --------------------------------------------
best of the Parent Guarantor's knowledge, each of the Parent Guarantor and the Principal Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets and licenses, easements, rights of way and other rights to use, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.01.

        (b) Each of the Parent Guarantor and the Principal Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect, except where such failure to comply or maintain such leases in full force and effect would not have a Material Adverse Effect. Each of the Parent Guarantor and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases except where such failure would not have a Material Adverse Effect.

        SECTION 4.05.  Ownership of Subsidiaries.  The Parent Guarantor owns,
                       -------------------------
free and clear of any Lien (other than Liens expressly permitted by Section 6.01), all of the issued and outstanding shares of common stock of each of the Principal Subsidiaries.

        SECTION 4.06.  Litigation; Compliance with Laws.  (a) There is no
                       --------------------------------
action, suit, or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Parent Guarantor, threatened against the Parent Guarantor or any of the Subsidiaries or any material property of any thereof before any court or arbitrator or any governmental or administrative body, agency, or official on the date hereof or the date of the initial Borrowing which (i) challenges the validity of this Agreement or the Notes or (ii), except as disclosed in the Parent Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 or its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 1997 and September 30, 1997 furnished to the Lenders pursuant to Section 4.02 prior to the date hereof, may have a Material Adverse Effect.

        (b) Neither the Parent Guarantor nor any of the Subsidiaries is in violation of any law, rule, or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be anticipated to result in a Material Adverse Effect.


                               Credit Agreement
                               ----------------

        SECTION 4.07.  Agreements. (a) Neither the Parent Guarantor nor any of
                       ----------
the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted, or could reasonably be anticipated to result, in a Material Adverse Effect.

        (b) Neither the Parent Guarantor nor any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be anticipated to result in a Material Adverse Effect.

        SECTION 4.08.  Federal Reserve Regulations.  No part of the proceeds of
                       ---------------------------
the Advances will be used, whether directly or indirectly, and whether immediately, incidentally, or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Margin Regulations.

        SECTION 4.09.  Investment Company Act; Public Utility Holding Company
                       ------------------------------------------------------
Act.  Neither the Parent Guarantor nor any of the Subsidiaries is (a) an
---
"investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

        SECTION 4.10.  Use of Proceeds.  The Borrower will use the proceeds of
                       ---------------
the Advances only for the purposes specified in Section 5.05.

        SECTION 4.11.  Tax Returns.  Each of the Parent Guarantor and the
                       -----------
Subsidiaries has filed or caused to be filed all Federal, state and local tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which the Parent Guarantor shall have set aside on its books adequate reserves.

        SECTION 4.12.  No Material Misstatements.  No statement, information,
                       -------------------------
report, financial statement, exhibit, or schedule furnished by or on behalf of the Parent Guarantor to the Administrative Agent, the Co-Administrative Agent or any Lender in connection with the syndication or negotiation of this Agreement or included herein or delivered pursuant hereto contained, contains, or will contain any material misstatement of fact or intentionally omitted, omits, or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are, or will be made, not misleading.



                               Credit Agreement
                               ----------------

        SECTION 4.13.  Employee Benefit Plans. (a) Each Plan is in compliance
                       ----------------------
with ERISA, except for such noncompliance that has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

        (b) No Plan has an accumulated or waived funding deficiency within the meaning of Section 412 or Section 418B of the Code, except for any such deficiency that has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

        (c) No proceedings have been instituted to terminate any Plan, except for such proceedings where the termination of a Plan has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

        (d) Neither the Parent Guarantor nor any Subsidiary or ERISA Affiliate has incurred any liability to or on account of a Plan under ERISA (other than obligations to make contributions in accordance with such Plan), and no condition exists which presents a material risk to the Parent Guarantor or any Subsidiary of incurring such a liability, except for such liabilities that have not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

        SECTION 4.14.  Insurance.  Each of the Parent Guarantor and the
                       ---------
Principal Subsidiaries maintains insurance with financially sound and reputable insurers, or self-insurance, with respect to its properties and business against loss or damage of the kind customarily insured against by reputable companies in the same or similar business and of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances.

                                   ARTICLE V
                             AFFIRMATIVE COVENANTS

     The Parent Guarantor covenants and agrees with the Administrative Agent and each Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Advance (or any portion thereof), or any other expenses or amounts payable hereunder, shall be unpaid, the Parent Guarantor will:

        SECTION 5.01.  Existence, Businesses and Properties. (a) Preserve and
                       ------------------------------------
maintain, cause each of the Principal Subsidiaries to preserve and maintain, and cause each other Subsidiary to preserve and maintain (where the failure by any such other Subsidiary to so preserve and maintain would likely result in a Material Adverse Effect), its corporate existence, rights and franchises, provided, however, that the corporate existence of


                               Credit Agreement
                               ----------------
any Principal Subsidiary (other than the Borrower) may be terminated if such termination is not disadvantageous to the Administrative Agent or any Lender;

        (b) continue to own all of the outstanding shares of common stock of each Principal Subsidiary other than the Borrower, and continue to own outstanding shares of common stock of the Borrower carrying voting power sufficient to elect a majority of the Board of Directors of the Borrower and representing at least 51% of the economic interests in the Borrower;

        (c) comply, and cause each of the Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders;

        (d) pay, and cause each of the Subsidiaries to pay, before any such amounts become delinquent, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies, or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being disputed in good faith, and the Parent Guarantor has maintained adequate reserves with respect thereto;

        (e) keep, and cause each of the Subsidiaries to keep, proper books of record and account, containing complete and accurate entries of all financial and business transactions of the Parent Guarantor and such Subsidiary;

        (f) continue to carry on, and cause each Principal Subsidiary to continue to carry on, substantially the same type of business as the Parent Guarantor or such Principal Subsidiary conducted as of the date hereof and business reasonably related thereto; and

        (g) maintain or cause to be maintained insurance with financially sound and reputable insurers, or self-insurance, with respect to its properties and business and the properties and business of the Subsidiaries against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances;

provided, however, that the foregoing shall not limit the right of the Parent Guarantor or any of its Subsidiaries to engage in any transaction not otherwise prohibited by Section 6.02, 6.03 or 6.04.



                               Credit Agreement
                               ----------------

        SECTION 5.02.  Financial Statements, Reports, etc.  In the case of the
                       -----------------------------------
Parent Guarantor, furnish to the Administrative Agent and each Lender:

          (a) as soon as available and in any event within 110 days after the end of each fiscal year, consolidated balance sheets and the related statements of income and cash flows of the Parent Guarantor and its Subsidiaries (the Parent Guarantor and its Subsidiaries being collectively referred to as the "Companies") as of the close of such fiscal year (which
                         ---------
     requirement shall be deemed satisfied by the delivery of the Parent Guarantor's Annual Report on Form 10-K (or any successor form) for such year), all audited by KPMG Peat Marwick or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Companies an a consolidated basis in accordance with GAAP consistently applied;

          (b) within 65 days after the end of each of the first three fiscal quarters of each fiscal year, consolidated balance sheets and related statements of income and cash flows of the Companies as of the close of such fiscal quarter and the then elapsed portion of the fiscal year (which requirement shall be deemed satisfied by the delivery of the Parent Guarantor's Quarterly Report on Form 10-Q (or any successor form) for such quarter), each certified by a Financial officer as fairly presenting the financial condition and results of operations of the Companies on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

          (c) promptly upon the mailing or filing thereof copies of all financial statements, reports and proxy statements mailed to the Parent Guarantor's public shareholders, and copies of all registration statements (other than those on Form S-8) and Form 8-K's (to the extent that such Form 8-K's disclose actual or potential adverse developments with respect to the Parent Guarantor or any of its Subsidiaries that constitute, or could reasonably be anticipated to constitute, a Material Adverse Effect) filed with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange;

          (d) prompt notice of any reduction in the credit rating given to the Parent Guarantor by any Rating Agency;

          (e) promptly after (i) the occurrence thereof, notice of any ERISA Termination Event or "prohibited transaction",


                               Credit Agreement
                               ----------------
     as such term is defined in Section 4975 of the Code, with respect to any Plan that results, or could reasonably be anticipated to result, in a Material Adverse Effect, which notice shall specify the nature thereof and the Parent Guarantor's proposed response thereto, and (ii) actual knowledge thereof copies of any notice of PBGC's intention to terminate or to have a trustee appointed to administer any Plan; and

          (f) promptly, from time to time, such other information, regarding its operations, business affairs and financial condition, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

        SECTION 5.03.  Litigation and other Notices.  Furnish to the
                       ----------------------------
Administrative Agent and each Lender prompt written notice of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any governmental authority, against the Parent Guarantor or any of the Subsidiaries which is reasonably likely to be adversely determined and which, if adversely determined, could reasonably be anticipated to result in a Material Adverse Effect; and

          (c) any development with respect to the Parent Guarantor or any Subsidiary that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

        SECTION 5.04.  Maintaining Records.  Maintain all financial records in
                       -------------------
accordance with GAAP and, upon reasonable notice, permit any Lender to visit and inspect the financial records of the Parent Guarantor at reasonable times and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by any Lender to discuss the affairs, finances and condition of the Parent Guarantor with the appropriate officers thereof and, with the Parent Guarantor's consent (which shall not be unreasonably withheld), the independent accountants therefor; provided, however, that if the Parent Guarantor shall so require, a single representative shall be appointed by the Majority Lenders to exercise the rights granted under this
Section 5.04.



                               Credit Agreement
                               ----------------

        SECTION 5.05.  Use of Proceeds.  Use the proceeds of the Advances only
                       ---------------
for the purposes set forth in the preamble of this Agreement; provided, however, that no such proceeds shall be used directly or indirectly in connection with
(i) the acquisition of in excess of 5% of any class of equity security that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) any transaction subject to the requirements of Section 13 of the Exchange Act or (iii) any transaction subject to the requirements of Section 14 of the Exchange Act with respect to which proxies, consents or authorizations, as the case may be, are being sought by any person (as defined in the Exchange Act) other than the majority of the board of directors of the issuer of the securities in respect of which such proxies, consents or authorizations are being sought.


                                   ARTICLE VI
                               NEGATIVE COVENANTS

     The Parent Guarantor covenants and agrees with each Lender and the Administrative Agent that, so long as this Agreement shall remain in effect or the principal of or interest on any Advance (or any portion thereof), or any other expenses or amounts payable hereunder, shall be unpaid, it will not:

        SECTION 6.01.  Liens.  Create, incur, assume, or suffer to exist, or
                       -----
permit any of the Principal Subsidiaries to create, incur, assume, or suffer to exist, any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness of the Parent Guarantor or any such Principal Subsidiary, other than (a) Liens incurred or deposits made in the ordinary course of business to secure surety and appeal bonds, leases, return-of-money bonds and other similar obligations (exclusive of obligations of the payment of borrowed money); (b) Liens created under or in connection with the First Mortgage Bond Indentures or any other indentures governing the issuance of mortgage bonds by the Parent Guarantor; (c) pledges or deposits to secure the utility obligations of the Parent Guarantor incurred in the ordinary course of business; (d) Liens upon or in property now owned or hereafter acquired to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of any property, provided that such Indebtedness shall not exceed the fair market value of the property being acquired, constructed or improved; (e) Liens on the assets of any Principal Subsidiary to secure the repayment of project financing for such Principal Subsidiary; (f) Liens on the assets of any Person merged or consolidated with or into (in accordance with Section 6.04) the Parent Guarantor or any Principal Subsidiary that were in effect at the time of such merger or consolidation; and (g) Liens securing Indebtedness of


                               Credit Agreement
                               ----------------
the Parent Guarantor or of any Principal Subsidiary to the U.S. Rural Electrification Administration (or any successor agency) or to the U.S. Rural Telephone Bank (or any successor agency); provided, however, that the Parent Guarantor or any Principal Subsidiary may create, incur, assume or suffer to exist other Liens (in addition to Liens excepted by the foregoing clauses (a) through (g)) on its assets so long as the assets subject to such Liens do not represent in the aggregate more than 30% of the Parent Guarantor's Consolidated Tangible Assets.

        SECTION 6.02.  Ownership of the Principal Subsidiaries.  Sell, assign,
                       ---------------------------------------
pledge, or otherwise transfer or dispose of any shares of common stock, voting stock, or stock convertible into voting or common stock of any Principal Subsidiary except to another Subsidiary or (in the case of stock of the Borrower) if such transaction would not result in a violation of Section 5.01(b).

        SECTION 6.03.  Asset Sales.  Permit any Principal Subsidiary to sell,
                       -----------
assign, or otherwise dispose of assets (whether in one transaction or a series of transactions), if after giving effect to such transaction, (a) such Principal Subsidiary (if not the Borrower) will have disposed of, in the aggregate, assets representing more than 25% of such Principal Subsidiary's aggregate Consolidated Tangible Assets as of the date upon which such Principal Subsidiary first became a Principal Subsidiary or (b) such Principal Subsidiary (if the Borrower) will have disposed of, in the aggregate, assets representing more than 25% of such Principal Subsidiary's aggregate Consolidated Tangible Assets as of the date of such transaction; provided that any Principal Subsidiary may transfer assets representing up to 100% of such Principal Subsidiary's Consolidated Tangible Assets to any other Subsidiary or to the Parent Guarantor.

        SECTION 6.04.  Mergers.  Merge or consolidate with, or sell, assign,
                       -------
lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person, or permit any Principal Subsidiary to do so, except that (a) any Subsidiary (other than the Borrower) may merge into or, subject to Section 6.03, transfer assets to the Parent Guarantor or any other Subsidiary and the Parent Guarantor may merge with any person and (b) the Borrower may, subject to Section 5.01(b), merge with another Person if, immediately thereafter and after giving effect thereto, no event shall occur or be continuing which constitutes an Event of Default or a Default; provided that, immediately thereafter and after giving effect thereto, no event shall occur or be continuing which constitutes an Event of Default or a Default and, in the case of any such merger to which the Parent Guarantor is a party, either the Parent Guarantor is


                               Credit Agreement
                               ----------------
the surviving corporation or the surviving entity (if not the Parent Guarantor) has a consolidated net worth (as determined in accordance with GAAP) immediately subsequent to such merger at least equal to the Consolidated Net Worth of the Parent Guarantor immediately prior to such merger and expressly assumes the obligations of the Parent Guarantor under the Loan Documents; providing, however, that notwithstanding the foregoing, the Parent Guarantor and any of the Principal Subsidiaries may sell assets in the ordinary course of its business and may sell or otherwise dispose of worn out or obsolete equipment on a basis consistent with good business practices.

        SECTION 6.05.  Restrictions on Dividends.  Enter into or permit any
                       -------------------------
Principal Subsidiary to enter into, any contract or agreement (other than with a governmental regulatory authority having jurisdiction over the Parent Guarantor or such Principal Subsidiary) restricting the ability of such Principal Subsidiary to pay dividends or make distributions to the Parent Guarantor in any manner that would impair the ability of any Obligor to meet its present and future obligations hereunder or under any Note. The Secretary of the Parent Guarantor or another officer of the Parent Guarantor satisfactory to the Administrative Agent shall, prior to entry into any contract or agreement that could restrict the ability of any Principal Subsidiary to pay dividends or make distributions to the Parent Guarantor, deliver to the Lenders a certificate certifying (a) to the absence of any Event of Default or Default after giving effect to the entry by such Principal Subsidiary into such contract or agreement, and (b) that such contract or agreement will not impair the ability of the Parent Guarantor to meet its present and future obligations hereunder or under any Note.

        SECTION 6.06.  Transactions with Affiliates.  Sell or transfer any
                       ----------------------------
property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that as long as no Default or Event of Default shall have occurred and be continuing, the Parent Guarantor or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Parent Guarantor or such Subsidiary that could be obtained on an arm's-length basis from unrelated third parties or as otherwise may be required by any Federal or state Governmental Authority.

        SECTION 6.07.  Minimum Consolidated Net Worth.  Permit its Consolidated
                       ------------------------------
Net Worth at any time to be less than $1,000,000,000.

        SECTION 6.08.  Combined Shareholders' Equity of Subsidiary Guarantors.
                       ------------------------------------------------------
Permit the combined shareholders' equity


                               Credit Agreement
                               ----------------
of the Subsidiary Guarantors to be less than 150% of the aggregate principal amount of the Advances outstanding at any time prior to the Approval Date.


                                  ARTICLE VII
                               EVENTS OF DEFAULT

     In case of the happening of any of the following events ("Events of
                                                               ---------
Default"):

        (a) any representation or warranty made or deemed made in or in connection with this Agreement or the Borrowings hereunder, or any representation, warranty, statement, or information contained in any written report, certificate, financial statement, or other instrument furnished in connection with or pursuant to this Agreement, shall prove to have been false or misleading in any material respect when so made, deemed made, or furnished;

        (b) default shall be made in the payment of any principal of any Advance (or any portion thereof) when and as the same shall become due and payable, whether at the due date thereof or at a date fixed or for prepayment thereof or by acceleration thereof or otherwise;

        (c) default shall be made in the payment of any interest on any Advance (or any portion thereof) or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

        (d) default shall be made in the due observance or performance of any covenant, condition, or agreement contained in Section 5.01(f) or Section
     5.05 or in Article VI;

        (e) default shall be made in the due observance or performance of any covenant, condition, or agreement contained herein (other than those specified in (b), (c), or (d) above) and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) the Parent Guarantor obtaining knowledge thereof and (ii) the date that written notice thereof shall have been given to the Parent Guarantor by the Administrative Agent or any Lender;

        (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Parent


                               Credit Agreement
                               ----------------

     Guarantor or any Principal Subsidiary, or of a substantial part of the property or assets of the Parent Guarantor or a Principal Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership, or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator, or similar official for the Parent Guarantor or any Principal Subsidiary or for a substantial part of the property or assets of the Parent Guarantor or a Principal Subsidiary, or
     (iii) the winding-up or liquidation of the Parent Guarantor or any Principal Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

        (g) the Parent Guarantor or any Principal Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership, or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (f) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, or similar official for the Parent Guarantor or any Principal Subsidiary or for a substantial part of the property or assets of the Parent Guarantor or any Principal Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability, or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing;

        (h) the Parent Guarantor or any Principal Subsidiary, as the case may be, fails to pay when due, or within any grace period applicable thereto by the terms thereof any other Indebtedness of the Parent Guarantor or any Principal Subsidiary aggregating $50,000,000 or more;

        (i) the Parent Guarantor or any Principal Subsidiary shall fail to observe or perform any covenant or agreement contained in any single agreement or instrument relating to any Indebtedness in excess of (i) $75,000,000 in the aggregate, with respect to any Indebtedness issued on a tax-exempt basis, and (ii) $50,000,000 in the aggregate, with respect to all other Indebtedness, in each case within any applicable grace period, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other


                               Credit Agreement
                               ----------------
     person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment or the exercise by the Parent Guarantor or such Principal Subsidiary of its right to make a voluntary prepayment) in whole or in part prior to its stated maturity;

        (j) a judgment or order for the payment of money in excess of $50,000,000 and having a Material Adverse Effect shall be rendered against the Parent Guarantor or any of the Subsidiaries and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement, or otherwise);

        (k) a Plan shall fail to maintain the minimum funding standard required by Section 412(d) of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is or shall have been terminated or the subject of termination proceedings under ERISA, or the Parent Guarantor or an ERISA Affiliate has incurred a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events a Material Adverse Effect;

        (l)  there shall have occurred a Change in Control;

        (m) the Approval Date shall not have occurred on or before the 90th day after the date hereof; or

        (n) before the Approval Date, the obligations of any Subsidiary Guarantor under Article X shall be, or shall be asserted by any Obligor to be, invalid; or on or after the Approval Date, the obligations of the Parent Guarantor under Article X shall be, or shall be asserted by any Obligor to be, invalid;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (f) or (g) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Majority Lenders, shall by notice to the Parent Guarantor, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Advances then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Advances so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Parent Guarantor accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment,


                               Credit Agreement
                               ----------------
demand, protest, or any other notice of any kind, all of which are hereby expressly waived by the Parent Guarantor, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Parent Guarantor described in paragraph (f) or (g) above, the Commitments shall automatically terminate and the principal of the Advances then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Parent Guarantor accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived by the Parent Guarantor, anything contained herein or in any other Loan Document to the contrary notwithstanding.


                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

        SECTION 8.01.  Authorization and Action.  Each Lender hereby appoints
                       ------------------------
and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take
--------  -------
any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Obligor pursuant to the terms of this Agreement.

        SECTION 8.02.  Administrative Agent's Reliance, Etc. Neither the
                       -------------------------------------
Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an


                               Credit Agreement
                               ----------------

Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for the any Obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower or any of its Subsidiaries; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

        SECTION 8.03.  Citibank and Affiliates.  With respect to its Commitment,
                       -----------------------
the Advances made by it and the Notes issued to it, Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Citibank were not the Administrative Agent and without any duty to account therefor to the Lenders.

        SECTION 8.04.  Lender Credit Decision.  Each Lender acknowledges that it
                       ----------------------
has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.



                               Credit Agreement
                               ----------------

        SECTION 8.05.  Indemnification.  The Lenders agree to indemnify the
                       ---------------
Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Notes then held by them (or if no Notes are at the time outstanding, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, provided that no Lender shall be
                                               --------
liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower.

        SECTION 8.06.  Successor Administrative Agent.  The Administrative Agent
                       ------------------------------
may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent that, unless a Default or Event of Default shall have occurred and then be continuing, is reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring


                               Credit Agreement
                               ----------------

Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                                   ARTICLE IX

                                 MISCELLANEOUS

        SECTION 9.01.  Amendments, Etc.  No amendment or waiver of any provision
                       ----------------
of this Agreement or the A Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in
       --------  -------
writing and signed by all the Lenders (other than the Designated Bidders), do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of such Lenders or subject such Lenders to any additional obligations, (c) reduce the principal of, or interest on, the A Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the A Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the A Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder or (f) amend this Section 9.01; provided further that no
                                                 -------- -------
amendment, waiver or consent shall, unless in writing and signed by each Lender holding a B Note at such time, (1) reduce the principal of, or interest on, such B Note or any fees or other amounts payable hereunder or thereunder with respect thereto, (2) postpone any date fixed for any payment of principal of, or interest on, such B Note or any fees or other amounts payable hereunder or thereunder with respect thereto, or (3) subject such Lender to any additional obligations; and provided further that no amendment, waiver or consent shall,
                 -------- -------
unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note. This Agreement and the Notes constitute the entire agreement of the parties with respect to the subject matter hereof and thereof.

        SECTION 9.02.  Notices, Etc.  All notices and other communications
                       -------------
provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or


                               Credit Agreement
                               ----------------
delivered, if to any Obligor, at P.O. Box 3801, High Ridge Park, Stamford, Connecticut 06905, Attention: Robert J. DeSantis, Vice President and Treasurer of the Parent Guarantor, telephone no. (203) 614-5052, telecopier number (203) 614-4625; if to any Lender (other than a Designated Bidder), at the Domestic Lending Office specified in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender; if to any Designated Bidder, at the Domestic Lending Office specified in the Designation Agreement pursuant to which it became a Lender; and if to the Administrative Agent, Citibank, N.A., 1 Court Square, 7th Floor, Zone 7, Long Island City, New York 11120, Attention: Kim Coley, telephone no. (718) 248-7180, telecopier no.
(718) 248-4844; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent.

        SECTION 9.03.  No Waiver; Remedies.  No failure on the part of any
                       -------------------
Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        SECTION 9.04.  Costs, Expenses and Indemnification.
                       -----------------------------------

        (a) The Borrower agrees to pay and reimburse within 30 days after demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, includ ing, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of the Administrative Agent and each of the Lenders), incurred by the Administrative Agent or any Lender in connection with the enforcement (whether through negotiations,


                               Credit Agreement
                               ----------------
legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 9.04(a).

        (b) The Borrower hereby indemnifies the Administrative Agent, Citicorp Securities, Inc., each Lender and each of respective their Affiliates and their respective officers, directors, employees, agents, advisors and representatives (each, an "Indemnified Party") from and against any and all claims, damages,
           -----------------
losses, liabilities and expenses (including, without limitation, fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to this Agreement, the Notes or the transactions contemplated hereby or thereby or any use made or proposed to be made with the proceeds of the Advances, whether or not such investigation, litigation or proceeding is brought by the Borrower, any of its shareholders or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in
Article III are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such claim, damage, loss, liability or expense results from such Indemnified Party's negligence or willful misconduct, or from a violation by such Indemnified Party of any law, order, regulation or agreement to which such Indemnified Party or its properties is subject, or from a breach of this Agreement.

        The Borrower hereby further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Borrower for or in connection with or relating to this Agreement, the Notes or the transactions contemplated hereby or thereby or any use made or proposed to be made with the proceeds of the Advances, except to the extent such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's negligence or willful misconduct; provided that nothing in this paragraph shall be deemed to
                    --------
constitute a waiver of any claim the Borrower may have, or to exculpate any person from any liability that such person may have to the Borrower, for breach by such person of its obligations under this Agreement.

        (c) If any payment of principal of, or Conversion or Continuation of, any Eurodollar Rate Advance is made other than on the last day of an Interest Period for such Advance, as a result of acceleration of the maturity of the Notes pursuant to Article VII or for any other reason (other than a payment or


                               Credit Agreement
                               ----------------

Conversion pursuant to Section 2.13), the Borrower shall pay (subject to the last sentence of this Section 9.04(c)) to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, Continuation or Conversion, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. The Borrower shall pay amounts owing to any Lender pursuant to this Section 9.04(c) within 30 days after receipt from such Lender of a certificate setting forth in reasonable detail the calculation of the amount such Lender is entitled to claim under this Section 9.04(c) (which certificate shall be conclusive and binding for all purposes, absent manifest error).

        SECTION 9.05.  Right of Set-off.  Upon (i) the occurrence and during the
                       ----------------
continuance of any Event of Default under Article VII or (ii) the making of the request or the granting of the consent specified by Article VII to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Article VII, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower (all such deposits and other indebtedness being herein called "Obligations") against any and all of the obligations of the Borrower now or
------------
hereafter existing under this Agreement and any Note held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note and although the Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender or such Affiliate, provided that the failure to give such notice
                               --------
shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliate under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender or such Affiliate may have.

        SECTION 9.06.  Binding Effect.  This Agreement shall become effective
                       --------------
when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.



                               Credit Agreement
                               ----------------

        SECTION 9.07.  Assignments, Designations and Participations.
                       --------------------------------------------

        (a) Each Lender (other than a Designated Bidder) may, with notice to and the consent of the Administrative Agent and the Borrower, such consents not to be unreasonably withheld (but not otherwise), assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however,
                                                            --------  -------
that (i) no such consent by the Borrower or the Administrative Agent shall be required in the case of any assignment to an Affiliate of the assigning Lender,
(ii) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations of the assigning Lender under this Agreement (other than any right to make B Advances, B Advances owing to it or B Notes),
(iii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000 unless the Borrower and the Administrative Agent otherwise agree, (iv) each such assignment shall be to an Eligible Assignee, (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment, and (vi) the parties to each such assignment (other than the Borrower) shall deliver to the Administrative Agent a processing and recordation fee of $3,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

        (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in


                               Credit Agreement
                               ----------------
or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

        (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed (and the Borrower and the Administrative Agent shall have consented to the relevant assignment to the extent required pursuant to Section 9.07(a)) and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes (X) a new A Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new A Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder and (Y) new B Note or Notes to the order of such Eligible Assignee in an amount equal to the principal amount of the B Advances (if any) acquired by it pursuant to such Assignment and Acceptance


                               Credit Agreement
                               ----------------
and, if the assigning Lender has retained a portion of such B Advances, new B Note or Notes to the order of the assigning Lender in an amount equal to the principal amount of the B Advances retained by it hereunder). Such new A Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered A Note or Notes, and such new B Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered B Note or Notes. All such Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto, as applicable.

        (d) Each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make B Advances as a Lender pursuant to Section 2.03; provided, however, that (i) no such Lender shall be
                          --------  -------
entitled to make more than two such designations, (ii) each such Lender making one or more of such designations shall retain the right to make B Advances as a Lender pursuant to Section 2.03, (iii) each such designation shall be to a Designated Bidder and (iv) the parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make B Advances as a Lender pursuant to Section 2.03 and the obligations related thereto.

        (e) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Designation Agreement; (iv) such designee will, independently and without reliance upon the Administrative Agent, such designating Lender


                               Credit Agreement
                               ----------------
or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

        (f) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Administrative Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit D hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

        (g) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance and each Designation Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of each of the Lenders and, with respect to Lenders other than Designated Bidders, the Commitment of, and principal amount of the A Advances owing to, each such Lender from time to time (the "Register"). The
                                                            --------
entries in the Register shall be conclusive and binding for the purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for the purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

        (h) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however,
                                                            --------  -------
that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this


                               Credit Agreement
                               ----------------

Agreement, and (v) no participant under any such participation agreement shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or to consent to any departure by the Borrower therefrom, except to the extent that any such amendment, waiver or consent would (x) reduce the principal of, or interest on, the Notes or any fee or other amounts payable hereunder, in each case to the extent the same are subject to such participation, or (y) postpone any date fixed for the payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent the same are subject to such participation.

        (i) Any Lender may, in connection with any assignment, designation or participation or proposed assignment, designation or participation pursuant to this Section 9.07, disclose to the assignee, designee or participant or proposed assignee, designee or participant, any information relating to the Borrower or any of its Subsidiaries furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee, designee or
          --------
participant or proposed assignee, designee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower or any such Subsidiary received by it from such Lender on the terms set forth in Section 9.14.

        (j) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

        (k) All amounts payable by the Borrower to any Lender under Sections 2.08, 2.12, 2.15 and 9.04(c) in respect of Advances held by such Lender, and such Lender's Commitment, shall be determined as if such Lender had not sold or agreed to sell any participations in such Advances or Commitment and as if such Lender were funding each of such Advances and Commitments in the same way that it is funding the portion of such Advances and Commitment in which no participations have been sold. No assignee or other transferee of any Lender's rights shall be entitled to receive any greater payment under Section 2.12 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made (i) with the Borrower's prior written consent, (ii) by reason of the provisions of said Section 2.12 requiring such Lender to designate a different Applicable Lending Office as provided in said
Section 2.12 or (iii) at a time when the circumstances giving rise to such greater payment did not exist.



                               Credit Agreement
                               ----------------

        SECTION 9.08.  Governing Law; Submission to Jurisdiction.  This
                       -----------------------------------------
Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        SECTION 9.09.  Severability.  In case any provision in this Agreement or
                       ------------
in any Note shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement or such Note, as the case may be, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 9.10.  Execution in Counterparts.  This Agreement may be
                       -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        SECTION 9.11.  Survival.  The obligations of the Borrower under Sections
                       --------
2.08, 2.12, 2.15 and 9.04, and the obligations of the Lenders under Section 8.05, shall survive the repayment of the Advances and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by any Notice of A Borrowing or Notice of B Borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any Advance, any Default or Event of Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

        SECTION 9.12.  Waiver of Jury Trial.  EACH OF THE BORROWER, THE
                       --------------------
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.



                               Credit Agreement
                               ----------------

        SECTION 9.13.  Substitution of Lender.  If (a) the obligation of any
                       ----------------------
Lender to make, Continue or otherwise maintain Eurodollar Rate Advances has been suspended pursuant to Section 2.13, (b) any Lender has demanded compensation under Section 2.12 or 2.15 or (c) any Lender shall fail to consent to an amendment or a waiver which pursuant to the terms of Section 9.01 requires the consent of all Lenders and with respect to which the Majority Lenders shall have granted their consent, the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one
                                                     ---------------
or more Eligible Assignee(s), (each, a "Replacement Lender") acceptable to the
                                        ------------------
Administrative Agent, provided that:
                      --------

        (i) at the time of any replacement pursuant to this Section 9.13, the Replacement Lenders shall enter into one or more Assignment and Acceptance Agreements, pursuant to which such Replacement Lenders shall acquire the Commitments and outstanding Advances of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Advances of the Replaced Lender,
     (B) an amount equal to all accrued and unpaid Facility Fees owing to the Replaced Lender and (C) an amount equal to the amount which would be payable by the Borrower to the Replaced Lender pursuant to Section 9.04(c) if the Borrower prepaid at the time of such replacement all of the Advances of such Replaced Lender outstanding at such time; and

        (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.

Upon (I) the execution of the respective Assignment and Assumption Agreements,
(II) the payment of amounts referred to in clauses (i) and (ii) above and (III) if so requested by a Replacement Lender, delivery to such Replacement Lender of the appropriate Note or Notes executed by the Borrower, each Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder.

        SECTION 9.14.  Confidentiality.  Each Lender agrees to hold all non-
                       ---------------
public information obtained pursuant to the provisions of this Agreement in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices, provided
                                                                     --------
that nothing herein shall prevent any Lender from disclosing such information
(i) to any other Lender or to the Administrative


                               Credit Agreement
                               ----------------

Agent (or to Citicorp Securities, Inc.), (ii) upon the order of any court or administrative agency or otherwise to the extent required by statute, rule, regulation or judicial process, (iii) to bank examiners or upon the request or demand of any other regulatory agency or authority, (iv) which had been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Lender prohibited by this Agreement, (v) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, or in connection with the exercise of any remedy hereunder or under any Note,
(vi) to such Lender's or Administrative Agent's legal counsel and independent auditors and accountants and (vii) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

                                   ARTICLE X

                                   GUARANTEE

        SECTION 10.01  The Guarantee.  Subject to Section 10.09 hereof, the
                       -------------
Guarantors hereby jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Advances made by the Lenders to, and the Notes held by each Lender of, the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under this Agreement and under the Notes strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). Subject to Section 10.09, the Guarantors hereby
-----------------------
further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

        SECTION 10.02  Obligations Unconditional.  Subject to Section 10.09, the
                       -------------------------
obligations of the Guarantors under Section 10.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by


                               Credit Agreement
                               ----------------
applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, but subject to Section 10.09, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

        SECTION 10.03  Reinstatement.  Subject to Section 10.09, the obligations
                       -------------
of the Guarantors under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or


                               Credit Agreement
                               ----------------
otherwise and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

        SECTION 10.04  Subrogation.  The Guarantors hereby jointly and severally
                       -----------
agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 10.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

        SECTION 10.05  Remedies.  Subject to Section 10.09, the Guarantors
                       --------
jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Article VII (and shall be deemed to have become automatically due and payable in the circumstances provided in said Article VII) for purposes of Section 10.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of said Section 10.01.

        SECTION 10.06  Instrument for the Payment of Money.  Subject to Section
                       -----------------------------------
10.09, each Guarantor hereby acknowledges that the guarantee in this Article X constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

        SECTION 10.07  Continuing Guarantee.  Subject to Section 10.09, the
                       --------------------
guarantee in this Article X is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.



                               Credit Agreement
                               ----------------

        SECTION 10.08  General Limitation on Guarantee Obligations.  In any
                       -------------------------------------------
action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 10.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 10.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

        SECTION 10.09  Effectiveness of Guarantee.  Notwithstanding anything
                       --------------------------
contained herein to the contrary, the Parent Guarantor shall have no obligations under this Article X until the Approval Date. On the Approval Date, the obligations of the Parent Guarantor under this Article X shall become effective and the obligations of the Subsidiary Guarantors under this Article X shall terminate.


                               Credit Agreement
                               ----------------

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                 BORROWER
                 --------

                 ELECTRIC LIGHTWAVE, INC.



                 By __________________________
                    Title:


                 PARENT GUARANTOR
                 ----------------

                 CITIZENS UTILITY COMPANY



                 By __________________________
                    Title:


                 SUBSIDIARY GUARANTORS
                 ---------------------

                 SOUTHWESTERN INVESTMENTS, INC.



                 By __________________________
                    Title:


                 SOUTHWESTERN CAPITAL CORP.



                 By __________________________
                    Title:


                 CU CAPITALCORP



                 By __________________________
                    Title:



                               Credit Agreement
                               ----------------

                 ADMINISTRATIVE AGENT

                 CITIBANK, N.A., as
                   Administrative Agent


                 By __________________________
                       Title:  Attorney-in-Fact


Commitment       BANKS
----------       -----

$350,000,000             CITIBANK, N.A.



                 By __________________________
                   Title:  Attorney-in-Fact


                               Credit Agreement
                               ----------------

                                                                     EXHIBIT A-1

                                 FORM of A NOTE


U.S.$______________                           Dated:  _________ __, _____


        FOR VALUE RECEIVED, the undersigned, ELECTRIC LIGHTWAVE, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                           --------
_________________ (the "Lender") for the account of its Applicable Lending
                        ------
Office (as defined in the Credit Agreement referred to below) on the Termination Date (as so defined) the principal sum of U.S.$[amount of the Lender's Commitment in figures] or, if less, the aggregate principal amount of the A Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement then outstanding.

        The Borrower promises to pay interest on the unpaid principal amount of each A Advance from the date of such A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, at 1 Court Square, 7th Floor, Long Island City, New York 11120, in same day funds. Each A Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; provided that the failure of the Lender to make
                              --------
any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This Promissory Note is one of the A Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of November __, 1997 (the "Credit Agreement") among the Borrower, the Guarantors referred to therein,
      ----------------
the Lender and certain other banks parties thereto, and Citibank, N.A., as Administrative Agent for the Lender and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "A Advances")
                                                                  ----------
by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                Form of A Note
                                --------------

        The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

        This Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York, United States.

                 ELECTRIC LIGHTWAVE, INC.



                 By__________________________
                   Title:


                                Form of A Note
                                --------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL


================================================================================
                           Amount of        Unpaid of
           Amount of     Principal Paid     Principal     Notation
 Date       Advance        or Prepaid        Balance      Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


                                Form of A Note
                                --------------

                                                                     EXHIBIT A-2

                                 FORM OF B NOTE


U.S.$______________                           Dated:  _________ __, _____


        FOR VALUE RECEIVED, the undersigned, ELECTRIC LIGHTWAVE, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                           --------
_________________ (the "Lender") for the account of its Applicable Lending
                        ------
Office (as defined in the Credit Agreement referred to below), on ______________, _____, the principal amount of __________ Dollars
($___________).

        The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

     Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed).

     Interest Payment Date or Dates:  ___________________________

        Both principal and interest are payable in lawful money of the United States of America to ______________ or the account of the Lender at the office of ________________________________, at _____________________, in same day funds.

        This Promissory Note is one of the B Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of November __, 1997 (the "Credit Agreement") among the Borrower, the Guarantors referred to therein,
      ----------------
the Lender and certain other banks parties thereto, and Citibank, N.A., as Administrative Agent for the Lender and such other banks. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

        The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.



                                Form of B Note
                                --------------

        This Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York, United States.

                 ELECTRIC LIGHTWAVE, INC.






                 By_________________________
                      Title:


                                Form of B Note
                                --------------

                                                                     EXHIBIT B-1


                             NOTICE OF A BORROWING


Citibank, N.A., as Administrative
  Agent for the Lenders parties
  to the Credit Agreement
  referred to below
1 Court Square, 7th Floor, Zone 7
Long Island City, New York  11120
Attention:  Kim Coley

                    [Date]

Ladies and Gentlemen:

        The undersigned, Electric Lightwave, Inc., refers to the Credit Agreement, dated as of November __, 1997 (the "Credit Agreement", the terms
                                               ----------------
defined therein being used herein as therein defined), among the undersigned, the Guarantors referred to therein, certain Lenders parties thereto and Citibank, N.A., as Administrative Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests an A Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such A Borrowing (the "Proposed A Borrowing") as required by Section 2.02(a) of the Credit
      --------------------
Agreement:

        (i)  The Business Day of the Proposed A Borrowing is ___________ __,
     _____.

         (ii) The Type of A Advances comprising the Proposed A Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

        (iii)  The aggregate amount of the Proposed A Borrowing is $___________.

         [(iv) The initial Interest Period for each A Advance made as part of the Proposed A Borrowing is ______ month[s]]/1/.

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed A Borrowing:



--------------------
/1/  For Eurodollar Rate Advances only.

                         Form of Notice of A Borrowing
                         -----------------------------

        (A) the representations and warranties contained in Section 4.01 [(other than Section 4.01(e)(iii))]/2/ are correct, before and after giving effect to the Proposed A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

        (B) no event has occurred and is continuing, or would result from such Proposed A Borrowing or from the application of the proceeds therefrom, which constitutes a Default or an Event of Default.

                 Very truly yours,

                 ELECTRIC LIGHTWAVE, INC.



                 By___________________________
                   Title:



---------------------
/2/ Exclude bracketed text if the proposed A Borrowing is the initial Borrowing under the Credit Agreement.



                         Form of Notice of A Borrowing
                         -----------------------------

                                                                     EXHIBIT B-2


                             NOTICE OF B BORROWING


Citibank, N.A., as Administrative
  Agent for the Lenders parties
  to the Credit Agreement
  referred to below
1 Court Square, 7th Floor, Zone 7
Long Island City, New York  11120
Attention:  Kim Coley

                    [Date]

Ladies and Gentlemen:

        The undersigned, Electric Lightwave, Inc., refers to the Credit Agreement, dated as of November __, 1997 (the "Credit Agreement", the terms
                                               ----------------
defined therein being used herein as therein defined), among the undersigned, the Guarantors referred to therein, certain Lenders parties thereto and Citibank, N.A., as Administrative Agent for said Lenders, and hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a B Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such B Borrowing (the "Proposed B Borrowing") is
                                                     --------------------
requested to be made:

    (A)  Date of B Borrowing        _______________________
    (B)  Amount of B Borrowing      _______________________
    (C)  Maturity Date              _______________________
    (D)  Interest Rate Basis        _______________________
    (E)  Interest Payment Date(s)   _______________________
    (F)  _______________________    _______________________
    (G)  _______________________    _______________________
    (H)  _______________________    _______________________

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed B Borrowing:

          (a) the representations and warranties contained in Section 4.01 [(other than Section 4.01(e)(iii))]/1/ are correct, before and after giving effect to the Proposed B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;


-----------------------
/1/ Exclude bracketed text if the proposed B Borrowing is the initial Borrowing under the Credit Agreement.


                         Form of Notice of B Borrowing
                         -----------------------------

          (b) no event has occurred and is continuing, or would result from the Proposed B Borrowing or from the application of the proceeds therefrom, which constitutes a Default or an Event of Default; and

          (c) the aggregate amount of the Proposed B Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the unused Commitments of the Lenders.

          The undersigned hereby confirms that the Proposed B Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

                              Very truly yours,

                              ELECTRIC LIGHTWAVE, INC.



                              By________________________
                                Title:


                         Form of Notice of B Borrowing
                         -----------------------------

                                                                       EXHIBIT C

                           ASSIGNMENT AND ACCEPTANCE

                          Dated ____________ __, _____


          Reference is made to the Credit Agreement dated as of November __, 1997 (the "Credit Agreement") among Electric Lightwave, Inc., a Delaware
           ----------------
corporation (the "Borrower"), the Guarantors (as defined in the Credit
                  --------
Agreement), the Lenders (as defined in the Credit Agreement) and Citibank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Terms
                                              --------------------
defined in the Credit Agreement are used herein with the same meaning.

          _____________ (the "Assignor") and _____________ (the "Assignee")
                              --------                           --------
agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof [(other than in respect of B Advances and B Notes)]/1/ which represents the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement [(other than in respect of B Advances and B Notes)]/1/, including, without limitation, such interest in the Assignor's Commitment, the A Advances and B Advances owing to the Assignor, and the A Note[s] and B Note[s] held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the A Advances and B Advances owing to the Assignee will be as set forth in Section 2 of
Schedule 1.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the A Note[s] and B Note[s] referred to in paragraph 1 above and requests that the Administrative Agent


-------------------------
/1/ Delete bracketed text if B Advances are covered by this Assignment and Acceptance.


                       Form of Assignment and Acceptance
                       ---------------------------------
exchange such Note[s] for (X) a new A Note to the order of the Assignee in an amount equal to the Commitment assumed by it pursuant hereto and a new A Note to the order of the Assignor in an amount equal to the Commitment retained by it under the Credit Agreement and (Y) new B Note or Notes to the order of the Assignee in an amount equal to the principal amount of the B Advances (if any) acquired by it pursuant hereto and, if the Assignor has retained a portion of such B Advances, new B Note or Notes to the order of the Assignor in an amount equal to the principal amount of the B Advances retained by it under the Credit Agreement, in each case specified on Schedule 1 hereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty]./2/

          4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee and the consent of the Borrower (to the extent required pursuant to Section 9.07 of the Credit Agreement), it will be delivered to the Administrative

--------------------
/2/ If the Assignee is organized under the laws of a jurisdiction outside the United States.


                       Form of Assignment and Acceptance
                       ---------------------------------

Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").
      --------------

          5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and Facility Fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.


                       Form of Assignment and Acceptance
                       ---------------------------------

                                   SCHEDULE 1
                                       to
                           ASSIGNMENT AND ACCEPTANCE

Percentage assigned to Assignee     _______________%

Assignee's Commitment               $______________

Aggregate outstanding principal
  amount of A Advances assigned     $______________

Principal Amount of A Note
  payable to Assignee               $______________

Principal Amount of A Note
  payable to Assignor               $______________

Aggregate outstanding principal
  amount of B Advances assigned     $______________

Principal Amount of B Note
  payable to Assignee               $______________

Principal Amount of B Note
  payable to Assignor               $______________

Effective Date (if other than
  date of acceptance by
  Administrative Agent)*            __________ __, _____


                              [NAME OF ASSIGNOR], as Assignor


                              By______________________________
                                Title:

                              [NAME OF ASSIGNEE], as Assignee


                              By______________________________
                                Title:

                              Domestic Lending Office:



                              Eurodollar Lending Office:



* This date should be no earlier than the date of acceptance by the Administrative Agent.


                       Form of Assignment and Acceptance
                       ---------------------------------

Accepted this ____ day
  of _______, _____

CITIBANK, N.A., as
  Administrative Agent


By_____________________
  Title:


CONSENTED TO:

ELECTRIC LIGHTWAVE, INC.


By_____________________
  Title:


                       Form of Assignment and Acceptance
                       ---------------------------------

                                                                       EXHIBIT D

                             DESIGNATION AGREEMENT

                         Dated _____________ __, _____


          Reference is made to the Credit Agreement dated as of November __, 1997 (the "Credit Agreement") among Electric Lightwave, Inc., a Delaware
           ----------------
corporation (the "Borrower"), the Guarantors (as defined in the Credit
                  --------
Agreement), the Lenders (as defined in the Credit Agreement) and Citibank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Terms
                                              --------------------
defined in the Credit Agreement are used herein with the same meaning.

          ____________ (the "Designator") and ____________ (the "Designee")
                             ----------                          --------
agree as follows:

          1. The Designator hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make B Advances pursuant to
Section 2.03 of the Credit Agreement.

          2. The Designator makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and
(ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

          3. The Designee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designator or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a Designated Bidder; (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) specifies as its Applicable Lending Office with respect


                         Form of Designation Agreement
                         -----------------------------
to B Advances (and address for notices) the offices set forth beneath its name on the signature pages hereof.

          4. Following the execution of this Designation Agreement by the Designator and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on the signature page hereto (the "Effective Date").
      --------------

          5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make B Advances as a Lender pursuant to Section 2.03 of the Credit Agreement and the rights and obligations of a Lender related thereto.

          6. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


                         Form of Designation Agreement
                         -----------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Designation Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Effective Date*:                                         _____________ __, _____


                                           [NAME OF DESIGNATOR]



                                           By________________________
                                             Title:

                                           [NAME OF DESIGNEE]



                                           By________________________
                                             Title:

                                           Applicable Lending
                                           Office (and address
                                           for notices)

                                           __________________________

                                           __________________________

                                           __________________________

                                           __________________________



Accepted this ____ day
of _____________, _____

CITIBANK, N.A., as
  Administrative Agent


By______________________
  Title:


* This date should be no earlier than the date of acceptance by the Administrative Agent.


                         Form of Designation Agreement
                         -----------------------------

                                                                       EXHIBIT E


                  [Form of Opinion of Counsel of the Borrower]

                                                                  ________, 1997

To the Banks party to the
  Credit Agreement referred to
  below

Citibank, N.A., as Administrative
  Administrative Agent
399 Park Avenue
New York, New York  10043

Ladies and Gentlemen:

     This opinion is rendered in connection with the Credit Agreement (the "Credit Agreement") dated as of November __, 1997, among the Electric Lightwave,
-----------------
Inc. (the "Borrower"), Citizens Utilities Company (the "Parent Guarantor"), the
           --------                                     ----------------
Subsidiary Guarantors referred to therein, the Lenders referred to therein and Citibank, N.A., as Administrative Agent, providing for loans to be made by said Lenders to the Borrower in an aggregate principal amount not exceeding $400,000,000. Terms defined in the Credit Agreement are used herein as therein defined.

     I am the General Counsel of the Parent Guarantor and, in that capacity in connection with the foregoing, I have examined the Credit Agreement and the Notes. I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion.

     Based on the foregoing, I am of the opinion that:

     1. Each of the Guarantor and the Principal Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (b) has the requisite power and authority to own its property and assets and to carry on its business as now conducted and (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a Material Adverse Effect.

     2. The execution, delivery and performance by each Obligor of the Credit Agreement and (in the case of the Borrower) the Notes (a) have been duly authorized by all necessary corporate action on the part of such Obligor and do not and will not require the consent or approval of


                      Opinion of Counsel of the Borrower
                      ----------------------------------
          shareholders of such Obligor, other than such consents as have been obtained, (b) will not violate (i) any provision of law, statute, rule or regulation or the Certificate of Incorporation or the By-Laws of any Obligor or (ii) any order of any court or of any other agent of government binding upon any Obligor, (c) will not violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument to which the Parent Guarantor or any Principal Subsidiary is a party or by which the Parent Guarantor or any Principal Subsidiary or any of its properties or assets are or may be bound and (d) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of the Parent Guarantor or any Principal Subsidiary.

     3. All consents or approvals of, or other actions by, any governmental agency, authority or regulatory body required in connection with the execution, delivery and performance by each Obligor of the Credit Agreement and (in the case of the Borrower) the Notes have been duly obtained and are in full force and effect, without amendment or modification, and are not the subject of any pending or threatened proceedings seeking to amend, modify, or rescind all or any portion of the terms thereof, or any stay.

     4. The Credit Agreement and (in the case of the Borrower) the Notes have been duly executed and delivered by each Obligor and constitute legal, valid and binding obligations of each Obligor stated to be a party thereto, enforceable against such Obligor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and general principles of equity.

     5. There are not any actions, suits, or proceedings at law or in equity or by or before any governmental instrumentality, regulatory authority, or other agency now pending or, to the best of my knowledge, threatened against the Parent Guarantor or any Subsidiary
          (a) which involve the Credit Agreement or any of the transactions contemplated thereby or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, or (ii) impair in any respect the validity or enforceability of, or the ability of any Obligor to perform its obligations under, the Credit Agreement or the Notes.


                      Opinion of Counsel of the Borrower
                      ----------------------------------

     6. Neither the Parent Guarantor nor any Subsidiary is in violation of any law, or in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court or governmental agency or instrumentality, where such violation or default could have (i) a Material Adverse Effect, or (ii) impair in any respect the validity or enforceability of, or the ability of any Obligor to perform its obligations under, the Credit Agreement or the Notes.

     7. Neither the Parent Guarantor nor any Subsidiary is an "investment company" as defined in or subject to regulation under the Investment Company Act of 1940, as amended. Neither the Parent Guarantor nor the Subsidiary is a "holding company" as defined in or subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

                                         Very truly yours,


                      Opinion of Counsel of the Borrower
                      ----------------------------------

                                                                       EXHIBIT F


                  [Form of Opinion of Special New York Counsel
                          to the Administrative Agent]


                               November __, 1997


To the Banks party to the
  Credit Agreement referred to
  below

Citibank, N.A., as
  Administrative Agent
399 Park Avenue
New York, New York  10043

Ladies and Gentlemen:

          We have acted as special New York counsel to Citibank, N.A., as Administrative Agent, in connection with the Credit Agreement dated as of November __, 1997 (the "Credit Agreement") among Electric Lightwave, Inc. (the
                        ----------------
"Borrower"), the guarantors named therein, the lenders named therein and
---------
Citibank, N.A., as Administrative Agent, providing for loans to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $400,000,000. Terms defined in the Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to Section 3.01(f) of the Credit Agreement.

          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

       (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Borrower) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

      (ii)     all signatories to such documents have been duly authorized; and

     (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.


                      Opinion of Special New York Counsel
                          to the Administrative Agent
                          ---------------------------

          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Credit Agreement and the Notes constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

          The foregoing opinions are subject to the following comments and qualifications:

          (A) The enforceability of Section 9.04(b) of the Credit Agreement may be limited by laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party for, its own action or inaction, to the extent such action or inaction involves gross negligence, recklessness or wilful or unlawful conduct.

          (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

          (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New
     York) that limit the interest, fees or other charges such Lender may impose, (ii) the second sentence of Section 2.16 of the Credit Agreement,
     (iii) the second sentence of Section 9.08 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, (iv) the waiver of inconvenient forum set forth in Section 9.08 of the Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York and (v) Section 9.09 of the Credit Agreement.


                      Opinion of Special New York Counsel
                          to the Administrative Agent
                          ---------------------------

          (D) Clause (iii) of the second sentence of Section 10.02 of the Credit Agreement may not be enforceable to the extent that the Guaranteed Obligations are materially altered.

          (E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of
     Section 548 of the Bankruptcy Code or any other provision of law relating to fraudulent conveyances, transfers or obligations.

          The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

          This opinion letter is, pursuant to Section 3.01(f) of the Credit Agreement, provided to you by us in our capacity as special New York counsel to the Administrative Agent and may not be relied upon by any person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                        Very truly yours,


                      Opinion of Special New York Counsel
                          to the Administrative Agent
                          ---------------------------